UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GE INVESTMENTS FUNDS, INC

(Name of Registrant as Specified in its Charter)

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GE INVESTMENTS FUNDS, INC

U.S. EQUITY FUND

S&P 500 INDEX FUND

PREMIER GROWTH EQUITY FUND

CORE VALUE EQUITY FUND

MID-CAP EQUITY FUND

SMALL-CAP EQUITY FUND

INTERNATIONAL EQUITY FUND

INCOME FUND

TOTAL RETURN FUND

MONEY MARKET FUND

REAL ESTATE SECURITIES FUND

3001 Summer Street

Stamford, Connecticut 06905

SPECIAL MEETING OF SHAREHOLDERS

YOUR VOTE IS IMPORTANT

February [—], 2011

Dear Contract Owner:

We are asking for your support for a series of important proposals (the “Proposals”) affecting your investment in one or more of the investment portfolios of the GE Investments Funds, Inc. (the “Company”) listed above (each, a “Fund,” and collectively, the “Funds”). A special meeting of shareholders (the “Meeting”) of the Funds will be held to consider the Proposals at the Stamford Conference Center and Hotel, 2701 Summer Street, Stamford, Connecticut 06905, on March [—], 2011 at [    :    ] [    .m.] (Eastern Time). As a record owner of a variable annuity contract or variable life insurance contract (each, a “variable contract”) investing in the Funds, you have the right to instruct Genworth Life and Annuity Insurance Company, Genworth Life Insurance Company of New York, Standard Insurance Company, or Pacific Life Insurance Company, as applicable, as to the manner in which the shares of the Funds attributable to your variable contract should be voted.

At the Meeting, shareholders will be asked to consider and vote on the following Proposals, which relate to the governance and management of the Funds. For the reasons explained in detail in the accompanying proxy statement (the “Proxy Statement”), GE Asset Management Incorporated (“GEAM”), the Funds’ investment adviser, and the Board of Directors of the Company (the “Board”) unanimously recommend that you vote in favor of each of the Proposals.

1.	Election of Matthew J. Simpson and R. Sheldon Johnson to the Board;

2.	Implementation of a “manager of managers” investment approach whereby GEAM would be given increased flexibility to hire and replace unaffiliated sub-advisers; and

3.	Modernization of various investment policies of certain of the Funds.

The Board currently consists of four Directors, John R. Costantino, Robert P. Quinn, Michael J. Cosgrove, and Matthew J. Simpson. Messrs. Costantino, Quinn, and Cosgrove were elected to the Board by shareholders of the Company at a shareholder meeting held on April 16, 1997. Mr. Simpson was appointed by the Board to fill a vacancy created by the resignation of a former Director who was an officer of GEAM, and he has been serving in that capacity continuously since 2007. A vacancy currently exists on the Board because of the death of another former Director in November 2010. To fill that vacancy, the Board has nominated R. Sheldon Johnson for election as a Director of the Company. The Board believes that it is in the best interests of the Company and its shareholders, including owners of variable contracts indirectly invested in the Company, to elect Messrs. Simpson and Johnson to the Board.

In addition, the Board believes that the Funds would benefit from the adoption of a “manager of managers” structure, which would give GEAM, with the approval of the Board, the flexibility to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without the expense and delay of obtaining shareholder approval (except in the cases of the Small-Cap Equity Fund, Total Return Fund, and Real Estate Securities Fund, which have already adopted this structure).

With the exception of the Small-Cap Equity Fund, Total Return Fund, and Real Estate Securities Fund, no major changes to the Funds’ investment policies have been made since the Funds’ respective inception dates. As a result, GEAM and the Board believe that it is important to modernize certain of the Funds’ fundamental investment policies, which would remove restrictions that are no longer required because of changes in the law or are not consistent with the restrictions applicable to other investment companies managed by GEAM. In addition, these changes would potentially allow the Funds to better address changes in financial markets or take advantage of investing opportunities. Although certain fundamental investment policies of the Small-Cap Equity Fund and Real Estate Securities Fund were modified with the approval of their respective shareholders in 2008 and 2006, respectively, further changes are necessary in order for the fundamental investment polices of these two Funds to be in line with those of the remaining Funds if the changes with respect to these remaining Funds are adopted at the Meeting (except the Total Return Fund, whose fundamental investment policies were modified at a shareholder meeting in 2009 and do not require further updates).

The enclosed Proxy Statement explains the Proposals to be considered in greater detail. Please read it carefully. As an owner of a variable contract indirectly invested in the Funds, you are being asked to provide voting instructions on each Proposal that applies to you.

To ensure that your instructions are counted, please:

•	Mark your votes on the enclosed Voting Instruction Form.

•	Sign and mail your Voting Instruction Form promptly.

•	You may also vote by telephone or on the Internet.

Thank you for your prompt attention to this matter. If you have any questions about the Proposals, please contact our proxy information line toll-free at [1-877-732-3614].

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Sincerely,

Michael J. Cosgrove
President of GE Investments Funds, Inc.

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GE INVESTMENTS FUNDS, INC

U.S. EQUITY FUND

S&P 500 INDEX FUND

PREMIER GROWTH EQUITY FUND

CORE VALUE EQUITY FUND

MID-CAP EQUITY FUND

SMALL-CAP EQUITY FUND

INTERNATIONAL EQUITY FUND

INCOME FUND

TOTAL RETURN FUND

MONEY MARKET FUND

REAL ESTATE SECURITIES FUND

3001 Summer Street

Stamford, Connecticut 06905

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH [—], 2011

To owners of variable life insurance contracts and variable annuity contracts (each, a “variable contract”) issued by Genworth Life and Annuity Insurance Company, Genworth Life Insurance Company of New York, Standard Insurance Company, or Pacific Life Insurance Company (collectively, the “Insurance Companies”) entitled to give voting instructions in connection with certain separate accounts established by the Insurance Companies:

A special meeting of the shareholders (the “Meeting”) of each of the funds listed above (each a “Fund,” and collectively, the “Funds”), each a series of GE Investments Funds, Inc. (the “Company”), will be held at the Stamford Conference Center and Hotel, 2701 Summer Street, Stamford, Connecticut 06905, on March [—], 2011 at [    :    ] [    .m.] (Eastern Time), or at any adjournment(s) or postponement(s) thereof, for the following purposes:

1.	To elect two (2) Directors to the Board of Directors of the Company.

2.	To approve the implementation of a “manager of managers” structure whereby GE Asset Management Incorporated would be given increased flexibility to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without shareholder approval.

3.	To approve changes to certain of the fundamental or non-fundamental investment policies of certain of the Funds, as applicable, as follows:

A.	Amendment of each Fund’s, except the Small-Cap Equity Fund’s and Total Return Fund’s, fundamental investment policies on senior securities to allow each Fund to issue senior securities to the extent allowed by each Fund’s fundamental investment policy on borrowing or by applicable law.

B.	Amendment of each Fund’s, except the Total Return Fund’s, fundamental investment policy on real estate investments to allow each Fund to purchase or sell real estate (or direct or indirect interests in real estate), subject to each Fund’s other investment policies and applicable law.

C.	Amendment of each Fund’s, except the Total Return Fund’s, fundamental investment policy on making loans to allow each Fund to lend its assets or money to other persons under certain limited circumstances.

D.	Amendment of each Fund’s, except the Total Return Fund’s, fundamental investment policies on borrowing to allow each Fund to borrow money from specific entities, through the use of specific investment instruments and subject to certain limitations on the amount of any borrowing.

E.	Amendment of each Fund’s (other than the Real Estate Securities Fund, which is non-diversified and does not have a fundamental investment policy on diversification), except the Small-Cap Equity Fund’s and Total Return Fund’s, fundamental investment policies on diversification to allow each Fund to invest a majority of its assets in cash and cash items, government securities, securities of other investment companies and other securities subject to certain limitations.

F.	Amendment of each Fund’s (other than the Real Estate Securities Fund), except the Total Return Fund’s, fundamental investment policy on concentration of investments to prevent each Fund from making investments that would result in the concentration of that Fund’s assets in securities of issuers in any one industry or in the case of the Real Estate Securities Fund, adoption of a fundamental investment policy on concentration of investments to prevent it from making investments that would result in the concentration of its assets in securities of issuers in any one industry except the real estate industry.

G.	Amendment of each Fund’s, except the Total Return Fund’s, investment policy on investments in commodities to allow each Fund to invest in commodities to the extent allowed by each Fund’s other investment policies and applicable law and reclassification from a non-fundamental investment policy for each Fund (other than the Core Value Equity Fund, Small-Cap Equity Fund, and Total Return Fund) to a fundamental investment policy.

H.	Amendment of Each Fund’s (other than the Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, and Real Estate Securities Fund, which do not have any fundamental investment policy on illiquid investments) fundamental investment policy on illiquid investments to prevent each Fund from investing more than 15% of its net assets in securities or other investments that are not readily marketable and reclassification from a fundamental investment policy to a non-fundamental investment policy for each Fund.

I.	Elimination of Each Fund’s (other than the Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, and Real Estate Securities Fund, which do not

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have any fundamental investment policy on mortgaging, pledging, and hypothecating investments) fundamental investment policy on mortgaging, pledging, and hypothecating investments.

4.	To transact any other business as may properly come before the Meeting, or any adjournments or postponements thereof.

Separate accounts of the Insurance Companies are the only shareholders of the Funds. However, the Insurance Companies hereby solicit instructions for voting shares of the Funds attributable to their separate accounts from owners of variable contracts having contract values allocated to such separate accounts invested in such shares as of the Record Date (as defined below) and agree to vote such shares at the Meeting in accordance with such instructions received in a timely manner.

The Board has fixed January 28, 2011 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting, or at any adjournment(s) or postponement(s) thereof. As a variable contract owner of record at the close of business on January 28, 2011, you have the right to instruct your Insurance Company as to the manner in which shares of a Fund attributable to your variable contract should be voted. A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the Meeting or any adjournment(s) or postponement(s) thereof, and a Voting Instruction Form is enclosed for you to provide your voting instructions to your Insurance Company.

Your voting instructions on these proposals are important. Please provide your voting instructions as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed Voting Instruction Form, or by telephone or on the Internet. Please follow the instructions that appear on your enclosed Voting Instruction Form to ensure your voting instructions are properly and timely recorded.

Copies of the Company’s most recent Annual Report and Semi-Annual Report to shareholders are available on the Company’s website at www.geam.com/prospectus or will be furnished without charge, upon request, by writing to the Company at 3001 Summer Street, Stamford, Connecticut 06905, Attn: Mutual Fund Services, or by calling [1-800-352-9910] (for Genworth Life and Annuity Insurance Company), [1-800-313-5282] (for Genworth Life Insurance Company of New York), [1-800-262-7111] (for Standard Insurance Company), or [1-800-722-4448] (for Pacific Life Insurance Company).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on March [—], 2011:

This Proxy Statement is available on the internet at [www.proxyonline.com/docs/GEFunds.pdf].

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

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By Order of the Board of Directors

JoonWon Choe
Secretary

Stamford, Connecticut

February [—], 2011

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Page
BACKGROUND ON THE PROPOSALS	1
What is the purpose of the Meeting?	1
What Proposals will each shareholder (and each variable contract owner) be asked to vote on?	2
Why are shareholders (and variable contract owners) being asked to elect two Directors to the Board in Proposal 1?	3
Why are shareholders (and variable contract owners) being asked to approve a “manager of managers” structure in Proposal 2?	4
Why are shareholders (and variable contract owners) being asked to amend, eliminate, or reclassify certain of the Funds’ investment policies in Proposal 3?	4
Does the approval of any proposal depend on the approval of any other proposals or other events?	5

VOTING INFORMATION	6
General	6
Voting by Insurance Companies	6
Solicitation of Voting Instructions	7
Shareholder Information	8
Quorum	8
Required Vote	8
Adjournments	9

PROPOSAL 1 – ELECTION OF DIRECTORS	10
Background	10
Information Regarding the Nominees and the Directors	11
Board’s Consideration of Each Director’s and Nominee’s Qualifications, Experience, Attributes, or Skills	14
Board Leadership Structure and Risk Oversight	15
Committees of the Board	16
Record of Board and Committee Meetings	17
Compensation Table	18
Beneficial Ownership of Equity Securities by Nominees in the Funds and the Fund Complex	18
Beneficial Ownership of Equity Securities by Independent Directors or Independent Nominee in Certain Fund Affiliates	19
Information about the Funds’ Officers	19
Shareholder Communications with the Board	19
Audit Committee Report	20
Fees Paid to Independent Accountants	20
Legal Proceedings	21
Required Vote	21

PROPOSAL 2 – APPROVAL OF IMPLEMENTATION OF A “MANAGER OF MANAGERS” STRUCTURE	22

Page
Background	22
“Manager of Managers” Structure	22
Comparison of Current and Proposed Selection Process for Sub-Advisers	24
Board Approval of “Manager of Managers” Structure	25
Interests of Directors, Officers, or Nominees in Proposal 2	26
Required Vote	26

PROPOSAL 3 – APPROVAL OF THE AMENDMENT, ELIMINATION, OR RECLASSIFICATION OF CERTAIN INVESTMENT POLICIES OF THE FUNDS	27
Background	27
Benefit to the Funds of Changes in Certain Fundamental and Non-Fundamental Investment Policies	28
Board Approval of Proposed Changes to the Funds’ Fundamental and Non-Fundamental Investment Policies	28

Proposal 3A: Amendment of Each Fund’s Fundamental Investment Policies on Senior Securities (for purpose of this Proposal 3A only, a “Fund” or the “Funds” does not include, in additional to the Total Return Fund, the Small-Cap Equity Fund)	29

Proposal 3B: Amendment of Each Fund’s Investment Policy on Real Estate Investments	31

Proposal 3C: Amendment of Each Fund’s Investment Policy on Making Loans	33

Proposal 3D: Amendment of Each Fund’s Fundamental Investment Policies on Borrowing	36

Proposal 3E: Amendment of Each Fund’s Fundamental Investment Policies on Diversification (for purpose of this Proposal 3E only, a “Fund” or the “Funds” does not include, in addition to the Total Return Fund, the Small-Cap Equity Fund or Real Estate Securities Fund)	40

Proposal 3F: Amendment of Each Fund’s (or the Adoption of, in the Case of the Real Estate Securities Fund) Fundamental Investment Policy on Concentration of Investments	43

Proposal 3G: Amendment of Each Fund’s Investment Policy on Investments in Commodities and Reclassification from a Non-Fundamental Investment Policy to Fundamental Investment Policy for Certain Funds	46

Proposal 3H: Amendment of Each Fund’s Fundamental Investment Policy on Illiquid Investments and the Reclassification from a Fundamental Investment Policy to a Non-Fundamental Investment Policy (for purpose of this Proposal 3H only, a “Fund” or the “Funds” does not include, in addition to the Total Return Fund, the Core Value Equity Fund, Small-Cap Equity Fund, or Real Estate Securities Fund)	47

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Page
Proposal 3I: Elimination of Each Fund’s Fundamental Investment Policy on Mortgaging, Pledging, and Hypothecating Investments (for purpose of this Proposal 3H only, a “Fund” or the “Funds” does not include, in addition to the Total Return Fund, the Core Value Equity Fund, Small-Cap Equity Fund, or Real Estate Securities Fund)	49

Interests of Directors, Officers, or Nominees in Proposal 3	50
Required Vote	50

GENERAL INFORMATION	52
Other Matters to Come Before the Meeting	52
Investment Adviser and Administrator	52
Principal Underwriter	52
Shareholder Proposals	53

Exhibit A – Shares Outstanding as of the Record Date	A-1

Exhibit B – Information about the Company’s Officers	B-1

Exhibit C – Additional Information about GEAM	C-1

Exhibit D – Information Relating to the Audit Committee of the Board	D-1

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GE INVESTMENTS FUNDS, INC

U.S. EQUITY FUND

S&P 500 INDEX FUND

PREMIER GROWTH EQUITY FUND

CORE VALUE EQUITY FUND

MID-CAP EQUITY FUND

SMALL-CAP EQUITY FUND

INTERNATIONAL EQUITY FUND

INCOME FUND

TOTAL RETURN FUND

MONEY MARKET FUND

REAL ESTATE SECURITIES FUND

PROXY STATEMENT

For a Special Meeting of Shareholders

on March [—], 2011

BACKGROUND ON THE PROPOSALS

What is the purpose of the Meeting?

This Proxy Statement is being furnished on behalf of the Board of Directors (the “Board”) of GE Investments Funds, Inc. (the “Company”) by Genworth Life and Annuity Insurance Company, Genworth Life Insurance Company of New York, Standard Insurance Company, and Pacific Life Insurance Company (collectively, the “Insurance Companies”) to owners of variable annuity contracts and variable life insurance contracts (together, the “variable contracts”) issued by the Insurance Companies and having contract values on January 28, 2011 (the “Record Date”) allocated to sub-accounts of certain separate accounts (the “Separate Accounts”) of the Insurance Companies that are invested in shares of the U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Income Fund, Total Return Fund, Money Market Fund, and Real Estate Securities Fund (each, a “Fund,” and collectively, the “Funds”), each an investment portfolio of the Company.

The Board has called this special meeting of shareholders (the “Meeting”) to present several important proposals (the “Proposals”) that are related to the governance and management of the Funds. GE Asset Management Incorporated (“GEAM”), the Funds’ investment adviser, and the Board unanimously recommend that you vote in favor of each Proposal applicable to your Fund. This Proxy Statement and related proxy materials will be first made available to shareholders on or about February [—], 2011.

The Board currently consists of four Directors, John R. Costantino, Robert P. Quinn, Michael J. Cosgrove, and Matthew J. Simpson. Messrs. Costantino, Quinn, and Cosgrove were elected to the Board by shareholders of the Company at a shareholder meeting held on April 16, 1997. Mr. Simpson was appointed by the Board to fill a vacancy created by the resignation of a former Director who was an officer of GEAM, and he has been serving in that capacity continuously since 2007. A vacancy currently exists on the Board because of the death of another former Director in November 2010. To fill that vacancy, the Board has nominated R. Sheldon Johnson for election as a Director of the Company. In Proposal 1, you are being asked to elect Messrs. Simpson and Johnson to the Board.

In Proposal 2, you are being asked to approve the implementation of a “manager of managers” structure, which would give GEAM the flexibility to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without the expense and delay of obtaining shareholder approval (except in the cases of Small-Cap Equity Fund, Total Return Fund, and Real Estate Securities Fund, which have already adopted this structure).

In Proposal 3, you are being asked to approve a set of revisions to certain of the fundamental and non-fundamental investment policies of certain of the Funds to modernize those Funds’ investment policies. These revisions would remove restrictions that are no longer required because of changes in the law or are not consistent with the restrictions applicable to other investment companies managed by GEAM and would potentially allow the Funds to better address changes in financial markets or take advantage of investing opportunities.

What Proposals will each shareholder (and each variable contract owner) be asked to vote on?

The following table summarizes the Proposals and the Funds whose shareholders need to vote with respect thereto. For each Proposal, except Proposal 1, shareholders will vote on a Fund-by-Fund basis. For Proposal 1, shareholders of all Funds will vote together and not by Fund or share class.

	US Equity Fund	S&P 500 Index Fund	Premier Growth Equity Fund	Core Value Equity Fund	Mid-Cap Equity Fund	Small-Cap Equity Fund	International Equity Fund	Income Fund	Total Return Fund	Money Market Fund	Real Estate Securities Fund
1: To elect two (2) Directors to the Board	—	—	—	—	—	—	—	—	—	—	—

2: To approve the implementation of a “manager of managers” structure whereby GEAM would be given increased flexibility to enter into and materially amend sub-advisory agreements without shareholder approval	—	—	—	—	—		—	—		—

3A: To change the fundamental investment policy on senior securities	—	—	—	—	—		—	—		—	—

3B: To change the fundamental investment policy on real estate investments	—	—	—	—	—	—	—	—		—	—

	US Equity Fund	S&P 500 Index Fund	Premier Growth Equity Fund	Core Value Equity Fund	Mid-Cap Equity Fund	Small-Cap Equity Fund	International Equity Fund	Income Fund	Total Return Fund	Money Market Fund	Real Estate Securities Fund
3C: To change the fundamental investment policy on making loans	—	—	—	—	—	—	—	—		—	—

3D: To change the fundamental investment policy on borrowing	—	—	—	—	—	—	—	—		—	—

3E: To change the fundamental investment policy on diversification	—	—	—	—	—		—	—		—

3F: To change or adopt the fundamental investment policy on concentration of investments	—	—	—	—	—	—	—	—		—	—

3G: To change the fundamental investment policy on investments in commodities and reclassify as a fundamental investment policy, if applicable	—	—	—	—	—	—	—	—		—	—

3H: To change the fundamental investment policy on illiquid investments and reclassify as a non-fundamental investment policy	—	—	—		—		—	—		—

3I: To eliminate the fundamental investment policy on mortgaging, pledging, and hypothecating investments	—	—	—		—		—	—		—

Why are shareholders (and variable contract owners) being asked to elect two Directors to the Board in Proposal 1?

The Board currently consists of two Directors who are not “interested persons” of the Company, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), Messrs. Costantino and Quinn, and two Directors who are “interested persons” of the Company within the meaning of the 1940 Act (the “Interested Directors”), Messrs. Cosgrove and Simpson. In order to rely on certain exemptive rules (the “Exemptive Rules”) promulgated by the Securities and Exchange Commission (the “SEC”), the Company must comply with certain requirements, including the requirement that the majority of the Directors on the Board be Independent Directors (the “Independent Director Requirement”). The Board believes that it is in the best interest of the Company and its shareholders, including owners of variable contracts indirectly invested in the Company, to be able to rely on the Exemptive Rules. The Board also believes that good governance practices involve having a majority of its members be Independent Directors. The death of a former Independent Director in November 2010 has caused the Board to have fewer than a majority of the Directors being Independent Directors. To satisfy the Independent Director Requirement, the Board has nominated for election, and is asking you to elect, Mr. Johnson, who is not an “interested person” of the Company within the meaning of the 1940 Act (the “Independent Nominee”), as a Director of the Company. The Board also recommends that shareholders of the Company (and variable contract owners) elect Mr. Simpson to the Board. Mr. Simpson has been serving as a Director on the Board since 2007, when he was appointed by the Board to fill a vacancy created by the resignation of a former Director. Mr. Simpson serves as an officer of GEAM and as a Director or Trustee for various other investment companies advised by GEAM. Because of these affiliations, Mr. Simpson is deemed an “interested person” of the Company within the meaning of the 1940 Act (the “Interested Nominee,” and together with the Independent Nominee, the “Nominees”). If both Nominees are elected to the Board at the Meeting, a majority (three of five) of the Directors on the Board will be Independent Directors, and all Directors on the Board will have been elected by shareholders of the Company.

Why are shareholders (and variable contract owners) being asked to approve a “manager of managers” structure in Proposal 2?

Because it is desirable under certain circumstances for GEAM to obtain and deploy the services of sub-advisers with investment expertise that complements or supplements GEAM’s capabilities, GEAM, the Company, and other mutual funds for which GEAM serves as an investment adviser have filed an application for, and have received, an exemptive order from the SEC (the “Order”) that permits GEAM, with the approval of the Board, including a majority of the Independent Directors, to enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliated with GEAM or the Funds (other than by reason of serving as sub-advisers to one or more Funds), without obtaining shareholder approval (sometimes referred to as a “manager of managers” structure), which would otherwise generally be required by federal securities laws. Under such a “manager of managers” structure, GEAM would continue to be directly responsible for monitoring a sub-adviser’s performance and compliance with a Fund’s investment objectives, policies, and restrictions, and no sub-adviser could be appointed or replaced without the approval of the Board. In order for the Funds to benefit from a “manager of managers” structure, shareholders (and variable contract owners) of each Fund (except in the cases of the Small-Cap Equity Fund, Total Return Fund, and Real Estate Securities Fund, which have already adopted this structure at a shareholder meeting held on August 6, 2008, April 9, 2009, and March 22, 2006, respectively) are being asked to approve the implementation of such a structure for that Fund.

Why are shareholders (and variable contract owners) being asked to amend, eliminate, or reclassify certain of the Funds’ investment policies in Proposal 3?

Modernizing certain of the Funds’ investment policies would remove restrictions that are no longer required because of changes in the law or are not consistent with the restrictions applicable to other investment companies managed by GEAM. In addition, these changes would potentially allow the Funds to better address changes in financial markets or take advantage of investing opportunities and would provide portfolio managers of the Funds additional flexibility in investing the Funds’ assets and in utilizing additional investment techniques and strategies to the extent permitted under current law. None of the Funds (except the Small-Cap Equity Fund, the Total Return Fund, and the Real Estate Securities Fund, which modified certain of their respective fundamental investment policies at a shareholder meeting held on August 6, 2008, April 9, 2009, and March 22, 2006, respectively) have updated their fundamental investment policies since their respective inception dates, and many of the legal and regulatory requirements applicable to mutual funds have changed since that time. For example, certain restrictions imposed by securities laws and regulations in the past are no longer applicable to mutual funds. As a result, the Funds (including the Small-Cap Equity Fund and Real Estate Securities Fund, despite the update of some of their respective fundamental investment policies in 2008 and 2006, respectively, but excluding the Total Return Fund, whose fundamental investment policies were updated in 2009 and do not require any further updates) remain subject to several fundamental investment policies that are either more restrictive than required or are no longer required.

GEAM has informed the Board that the changes to the applicable Funds’ investment policies in Proposal 3 are not expected to result in changes to those Funds’ current investment strategies or to the risks of investing in the Funds. To bring the Funds’ fundamental investment policies in line with policies of other investment companies advised by GEAM and with changes and developments in the law and regulatory interpretations, shareholders (and variable contract owners) of each Fund (other than the Total Return Fund) are being asked to approve the changes in Proposal 3 as applicable to that Fund.

Does the approval of any Proposal depend on the approval of any other Proposals or other events?

Each Proposal will be voted on separately by Fund, except for Proposal 1, which will be voted by shareholders of all of the Funds together and not by Fund. The approval of each Proposal for a Fund is not contingent upon the approval of any other Proposal for that Fund.

THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THE PROPOSALS.

VOTING INFORMATION

General

The Company is a Virginia corporation organized on May 14, 1984, and is registered with the SEC as an open-end management investment company under the 1940 Act.

Voting by Insurance Companies

The Separate Accounts are the only shareholders of record of the Funds. Each Separate Account is a segregated asset account established by an Insurance Company. Certain Separate Accounts are registered with the SEC under the 1940 Act as unit investment trusts, whereas other Separate Accounts are excluded from the definition of “investment company” for purposes of the 1940 Act and therefore are not registered with the SEC under the 1940 Act. Net premiums paid by a variable contract owner may be allocated to one or more of the sub-accounts of each Separate Account that invest in shares of the Funds.

Each Insurance Company will vote the shares of the Funds held by its Separate Accounts at the Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the variable contracts. All properly executed Voting Instruction Forms received by the issuing Insurance Company by the close of business on [—], 2011 will be counted for purposes of voting at the Meeting.

The number of shares of capital stock in a Fund for which a variable contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s variable contract on the Record Date. Each share of such outstanding capital stock is entitled to one vote, and fractional votes are counted.

Each Insurance Company will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against, or abstain) to those for which instructions are received. If an executed Voting Instruction Form is received but does not specify a choice as to one or more Proposals, each Insurance Company will consider its timely receipt as an instruction to vote in favor of the Proposal(s). Consistent with the foregoing, voting instructions with respect to a Proposal to abstain and broker “non-votes” (voting instructions from brokers or other nominees indicating that they have not received instructions from the owner or other persons entitled to give voting instructions) will effectively be votes against the Proposal. In certain circumstances, an Insurance Company has the right to disregard voting instructions from certain variable contract owners, although GEAM is not aware that any Insurance Company believes that these circumstances exist with respect to the matters to be voted on at the Meeting.

The Insurance Companies do not require that a specified number of contract owners submit voting instructions before the Insurance Companies will vote the shares of a Fund held by their respective Separate Accounts at the Meeting. Therefore, a small number of variable contract owners may determine whether a Proposal is approved. In determining to vote the shares of a Fund held by its Separate Accounts at the Meeting, an Insurance Company, in its sole discretion, may consider such factors as (1) the percentage of votes represented by voting instructions received by the Insurance Company, and (2) the percentage of variable contracts represented by voting instructions received by the Insurance Company. When such determination has been made, the Insurance Company will vote the shares of the Fund held by its Separate Accounts as outlined in the paragraph above.

Solicitation of Voting Instructions

Voting instructions are being solicited primarily by mail. Additional solicitations may be made by telephone or facsimile by officers or other employees of an Insurance Company or its affiliates, who will not be separately compensated for such activities. The cost of the solicitation will be borne by each Insurance Company. [Notwithstanding the foregoing, GEAM may engage [—] to make additional solicitations of voting instructions by telephone or facsimile. The anticipated cost of such engagement is expected to be approximately $[—], which shall be borne by GEAM.]

With respect to each Fund other than the Total Return Fund, the Fund will bear the cost of preparing and printing the Proxy Statement and other proxy materials, and the Insurance Companies will bear the cost of soliciting voting instructions from variable contract owners, including the cost of mailing the Proxy Statement, Voting Instruction Form, and other proxy materials and tabulating the voting instructions. The Total Return Fund will bear the cost of preparing and printing the Proxy Statement and other proxy materials with respect to its Class 2 and Class 3 shares, subject to its expense limitation agreement, and the Insurance Companies will bear the cost of printing the Proxy Statement, Voting Instruction Forms and other proxy materials with respect to Class 1 shares of the Total Return Fund, as well as the cost of soliciting Voting Instructions from variable contract owners, including the cost of mailing the Proxy Statement, Voting Instruction Form and other proxy materials and tabulating the voting instructions.

Variable contract owners have three options for submitting voting instructions:

1. Internet—the enclosed Voting Instruction Form includes directions for variable contract owners to cast their votes via the internet at a website designed for this purpose. The required control number is printed on each variable contract owner’s Voting Instruction Form. Variable contract owners who cast their votes via the internet do not need to mail their Voting Instruction Form.

2. Telephone—the enclosed Voting Instruction Form includes directions for variable contract owners to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each variable contract owner’s Voting Instruction Form. Variable contract owners who cast their votes over the telephone do not need to mail their Voting Instruction Forms.

3. Mail—variable contract owners also may cast their votes by executing the enclosed Voting Instruction Form and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

The Insurance Companies and the Company encourage variable contract owners to vote via the internet or by telephone. Votes cast via the internet or over the telephone are recorded immediately, and there is no risk that postal delays will cause a Voting Instruction Form to arrive late and therefore not be counted. Variable contract owners may revoke their voting instructions at any time prior to the close of business on March [—], 2011 by submitting a properly executed later-dated Voting Instruction Form or by submitting written notice to the Insurance Company that issued their variable contract or to the Secretary of the Company.

Shareholder Information

Each Fund currently has two classes of shares outstanding, namely Class 1 and Class 4 shares, except for the Total Return Fund, which has three classes of shares outstanding, namely Class 1, Class 2, and Class 3, and the S&P 500 Index Fund and Money Market Fund, each of which has one class of shares outstanding, namely Class 1. As of the Record Date, each of the Funds has the numbers of shares outstanding as set forth in Exhibit A (“Outstanding Shares”), which, in each case equals the number of votes to which the shareholders of such Fund are entitled. As of the Record Date, there were no contract owners who beneficially owned a 5% or greater voting interest in any Fund, and officers and Directors of the Company, in the aggregate, beneficially owned (i.e., as owners of variable contracts) less than 1% of each Fund’s Outstanding Shares.

Quorum

The presence, in person or by proxy, of the holders of one-third of the Outstanding Shares of a Fund constitutes a quorum for the Meeting for that Fund with respect to Proposals 2 and 3A through 3I. With respect to Proposal 1 (Election of Directors), the presence in person or by proxy of the holders of one-third of the Outstanding Shares of the Company constitutes a quorum for the Meeting. However, because the Separate Accounts are the holders of record of all the Outstanding Shares, the Company expects all of the Outstanding Shares to be present at the Meeting.

Required Vote

If a quorum is present at the Meeting, the approval of Proposals 2 and 3A through 3I for a Fund (as applicable) requires the affirmative vote of a “majority of the outstanding voting securities” of that Fund, which means the affirmative vote of the lesser of: (1) more than 50% of the Outstanding Shares of that Fund, or (2) 67% or more of the shares of that Fund present at the Meeting (in person or represented by proxy), if the holders of more than 50% of the Outstanding Shares of that Fund are present at the Meeting. The approval of each Nominee proposed in Proposal 1 requires a plurality of all Outstanding Shares of the Company voting, meaning that to be elected, a Nominee must be one of the two nominees receiving the most “FOR” votes because the two nominees receiving the most “FOR” votes (even if less than a majority of the votes cast) will be elected. Each Proposal will be voted on separately. All Outstanding Shares of each Fund will vote in the aggregate as one class, and not by class of shares, on Proposals 2 and 3A through 3I, as applicable, with each Fund voting separately. With respect to Proposal 1, all Outstanding Shares of the Company will vote together and not by Fund. The approval of each Proposal for a Fund is not contingent upon the approval of any other Proposal for that Fund.

With regard to Proposals 2 and 3A through 3I, votes may be cast IN FAVOR OF or AGAINST each Proposal, or a variable contract owner may ABSTAIN from voting. With regard to

Proposal 1, votes may be cast FOR either or both of the Nominees, or the authority to vote may be WITHHELD with respect to either or both of the Nominees.

Adjournments

It is possible that a Fund may propose to the Insurance Companies one or more adjournments or postponements of the Meeting. The holders of a majority of shares of a Fund entitled to vote at the Meeting and present in person or represented by proxy may adjourn or postpone the Meeting. Each Insurance Company will vote upon such adjournment or postponement after consideration of the best interests of all owners of its variable contracts invested in the Funds.

PROPOSAL 1

ELECTION OF DIRECTORS

U.S. EQUITY FUND

S&P 500 INDEX FUND

PREMIER GROWTH EQUITY FUND

CORE VALUE EQUITY FUND

MID-CAP EQUITY FUND

SMALL-CAP EQUITY FUND

INTERNATIONAL EQUITY FUND

INCOME FUND

TOTAL RETURN FUND

MONEY MARKET FUND

REAL ESTATE SECURITIES FUND

Background

The Board currently consists of two Independent Directors, Messrs. Costantino and Quinn, and two Interested Directors, Messrs. Cosgrove and Simpson. In order to rely on the Exemptive Rules promulgated by the SEC, the Company must comply with the Independent Director Requirement (i.e., the requirement that the majority of the Directors on the Board be Independent Directors). The Board believes that it is in the best interest of the Company and its shareholders, including owners of variable contracts indirectly invested in the Company, to be able to rely on the Exemptive Rules. The Board also believes that good governance practices involve having a majority of its members be Independent Directors. The death of a former Independent Director in November 2010 has caused the Board to have fewer than a majority of the Directors being Independent Directors. To satisfy the Independent Director Requirement, the Board, including the Independent Directors, at a telephonic meeting held on January 26, 2011, nominated Mr. Johnson, the Independent Nominee, for election as a Director of the Company. The Board had the opportunity to meet Mr. Johnson in person and reviewed his biographical information, experience, and other factors deemed relevant by the Board, including a detailed questionnaire concerning his qualifications and independence.

At the telephonic Board meeting held on January 26, 2011, the Board, including the Independent Directors, also nominated Mr. Simpson for election as a Director by shareholders of the Company. Mr. Simpson has been serving as a Director on the Board since 2007, when he was appointed by the Board to fill a vacancy created by the resignation of a former Director. Mr. Simpson has been an officer of GEAM since 1992 and serves as a Director or Trustee for various other investment companies advised by GEAM. Because of these affiliations, Mr. Simpson is deemed an “interested person” of the Company within the meaning of the 1940 Act. In connection with Mr. Simpson’s appointment to the Board in 2007, the Board reviewed his biographical information, experience, and other factors deemed relevant by the Board, including a detailed questionnaire concerning his qualifications.

The Nominees are to be elected by the holders of all shares of all classes of the Company, voting together as a single class. The Nominees will serve in accordance with the Articles of Incorporation and By-laws of the Company. If both Nominees are elected to the Board at the Meeting, a majority (three of five) of the Directors on the Board will be Independent Directors, and all Directors on the Board will have been elected by shareholders of the Company. If either Nominee becomes unavailable for election, the enclosed Voting Instruction Form may be voted for a substitute nominee in the discretion of the proxy holder(s).

Information Regarding the Nominees and the Directors

Nominees

In concluding that each individual Nominee for Director of the Company should be nominated, the Board considered various factors, including, without limitation, the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience serving on company boards (including public companies and other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In addition, the Board considered various other intangible qualities that the Directors may possess, such as intelligence, work ethic, and the ability to work together, to communicate effectively, to ask incisive questions, to exercise judgment, and to oversee the business of the Company.

In respect of each Nominee, the individual’s professional accomplishments and prior experience, including experience in fields related to the operations of the Funds, were a significant factor in the determination that the individual should be a nominee for Director of the Company. Each Nominee’s professional experience and additional considerations that contributed to the Board’s conclusion that the Nominee should serve on the Board are summarized in the table below.

In addition, names and ages of the Nominees; position(s), term of office, and length of service with the Company; principal occupation(s) during the past 5 years; any other directorships or trusteeships held by each Nominee; and the number of portfolios or funds in the Fund Complex (see Footnote 1 below the table) that each Nominee currently oversees or will oversee if elected are also set forth below in the table. Unless otherwise indicated, the address of the Nominees is c/o GE Asset Management Incorporated, 3001 Summer Street, Stamford, Connecticut 06905.

Name, Address, and Age	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Nominee	Other Directorships/ Trusteeships Held by Nominee
Independent Nominee
R. Sheldon Johnson (Age 64)	Nominee for Director	Until successor is elected	Managing Director at Morgan Stanley & Co., Inc. from [—] to [—] 2006; Head of Global Institutional	[23]	Trustee of St. Lawrence University

[3133 Dahlia Way, Naples, FL 34105]		and qualified; N/A	Equity Sales and Marketing at Morgan Stanley & Co., Inc. from [—] to [—].		since [—].

Interested Nominee

Matthew J. Simpson[2] (Age 49)	Director and Executive Vice President	Until successor is elected and qualified; 3 years	Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007, Vice President from September 2003 to July 2007, and Executive Vice President since July 2007; Secretary of GE Funds from 1993 to July 2007, Vice President from September 2003 to July 2007, and Executive Vice President from July 2007 to February 2011; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997.	[31]	Trustee of GE Institutional Funds since July 2007; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Funds from July 2007 to February 2011.

1	For purposes of this table, the “Fund Complex” consists of all of the registered investment companies advised by GEAM and its affiliates, as of February [—], 2011.
2	Mr. Simpson, also an Interested Director, is an “interested person” of the Funds within the meaning of Section 2(a)(19) of the 1940 Act because of his position with GEAM.

Remaining Directors of the Board

The following table contains similar information about the remaining three Directors of the Board, two of whom are Independent Directors and one of whom is an Interested Director. Unless otherwise indicated, the address of each Director is c/o GE Asset Management Incorporated, 3001 Summer Street, Stamford, Connecticut 06905.

Name, Address, and Age	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Director	Other Directorships/ Trusteeships Held by Director
Independent Directors

John R.	Director	Until	General Partner, NGN	[23]	Trustee of GE Institutional

Costantino (Age 64)		successor is elected and qualified; 13 years	Capital LLC since 2006; Managing Director and Vice President of Walden Capital Management since 1996.		Funds since 1997; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuroscience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; Trustee of Gregorian University Foundation from 1992 to 2007.
Robert P. Quinn (Age 74)	Director	Until successor is elected and qualified; 13 years	Retired since 1983 from Salomon Brothers Inc.	[23]	Trustee of GE Institutional Funds since 1997; Trustee of GE Funds from 1993 to February 2011.

Interested Director

Michael J. Cosgrove[2] (Age 61)	Chairman of the Board and President	Until successor is elected and qualified; 13 years	President and Chief Executive Officer – Mutual Funds & Intermediary Business at GEAM since March 2007; Vice President of GE Capital Corporation, an indirect wholly-owned subsidiary of General Electric Company (“GE”), since December 1999; President of GE Institutional Funds and GE Investments Funds, Inc. since 1997; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; President of GE Funds from 1993 to February 2011; Executive Vice President of GEAM from February 1997 to March 2007.	[31]	Chairman of the Board of Trustees of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director of GE Asset Management (Ireland), Limited since February 1999, GE Asset Management Funds plc. since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998, and GEAM since 1988; Chairman of the Board of Trustees of GE Funds from 1993 to February 2011.
1	For purposes of this table, the “Fund Complex” consists of all of the registered investment companies advised by GEAM and its affiliates, as of February [—], 2011.
2	Mr. Cosgrove is an “interested person” of the Funds within the meaning of Section 2(a)(19) of the 1940 Act because of his position with GEAM.

Board’s Consideration of Each Director’s and Nominee’s Qualifications, Experience, Attributes, or Skills

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience or knowledge that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular single factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes that its members and the Nominees satisfy this standard. Experience relevant to having this ability may be achieved through an individual’s educational background; business or professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other professional or life experiences.

As discussed under “Committees of the Board” below, the Board has delegated the responsibility of identifying, selecting, and nominating individuals for election or appointment as Directors to the Governance Committee, one of the Board’s two standing committees. In addition to the factors discussed above, the Governance Committee also considers certain other factors set forth in the charter for the Governance Committee in identifying and evaluating potential Director nominees.

Additional information about each Director or Nominee is set forth below, which supplements the information provided in the tables above and describes some of the specific experiences, qualifications, attributes, or skills that each Director or Nominee possesses that the Board believes has prepared them to be effective Directors.

Current Directors

•

John R. Costantino* - In addition to his tenure as a Board member of various other funds advised by GEAM, Mr. Costantino has over 20 years of private equity investing experience. He has also served as an officer or a Board member of charitable organizations and public and private companies for over 24 years.

•

Robert P. Quinn* - In addition to his tenure as a Board member of various other funds advised by GEAM, Mr. Quinn’s business experience of over 26 years in investment banking and sales includes being a managing director at Salomon Brothers Inc. He has also served as an officer or a Board member of charitable organizations and public and private companies for over 30 years.

•

Michael J. Cosgrove** - In addition to his tenure as a Board member of various other funds advised by GEAM, Mr. Cosgrove is responsible for GEAM’s mutual funds and sub-advisory business and has held several executive positions in GEAM for over 20 years, most recently as Chief Commercial Officer. He has served as a trustee of Fordham University for over 8 years and GE Volunteers for over 17 years, and is also on the Board of Governors for the Investment Company Institute.

* Independent Director	** Interested Director

Nominees

•

R. Sheldon Johnson* - Mr. Johnson has over 25 years of experience at Morgan Stanley & Co., Inc., where he managed many aspects of sales, trading, derivatives, product development, and marketing for global business. He has served on the boards of directors and trustees of the iShare funds. He has also been serving as a trustee of St. Lawrence University.

•

Matthew J. Simpson** - In addition to his tenure as a Board member of various other funds advised by GEAM, Mr. Simpson has been with GEAM for 18 years most recently as Executive Vice President & General Counsel, responsible for all legal matters impacting GEAM. Prior to his current position, Mr. Simpson was Senior Vice President & General Counsel specializing in mutual fund regulations. His legal experience of over 24 years includes professional positions as an associate at several law firms, specializing in financial services and investment management, and being a member of various legal committees such as the New York City Bar Association Committee on Investment Management and the Rules Committee of the Investment Company Institute and the Institutional Investor Legal Forum.

* Independent Nominee	** Interested Nominee and Interested Director

Board Leadership Structure and Risk Oversight

The 1940 Act requires that at least 40% of an investment company’s directors not be “interested persons” (as defined in the 1940 Act) of that company. As such, the Independent Directors may not be affiliated with GEAM. In addition, to rely on the Exemptive Rules, a majority of the Directors must be Independent Directors. Prior to the death of a former Independent Director in November 2010, a majority of the Directors were Independent Directors, and if both Nominees are elected at the Meeting, a majority of the Directors will then be Independent Directors. The Chairman of the Board is an Interested Director, and the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas, represents the views of the Independent Directors to management, and facilitates communication among the Independent Directors and their independent legal counsel. The Board has determined that its leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above, is appropriate in light of the services that GEAM and its affiliates provide to the Company and potential conflicts of interest that could arise from these relationships.

The Board’s role in the management of the Company is oversight of activities of service providers and officers of the Company. As is the case with virtually all investment companies

(as distinguished from operating companies), service providers to the Company, primarily GEAM and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk, and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Board, acting between Board meetings, regularly interacts with, and receives reports from, senior personnel of service providers, including GEAM’s Chief Investment Officer (or senior representatives of his office), the Company’s and GEAM’s Chief Compliance Officer, and portfolio management personnel. The Audit Committee (which consists of all of the Independent Directors), one of the Board’s two standing committees, meets during its scheduled meetings, and the Chair of the Audit Committee maintains contact with the Company’s Treasurer in between meetings.

The Board also receives periodic presentations from senior personnel of GEAM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance, or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, and investment research. GEAM and other service providers to the Company have adopted a variety of policies, procedures, and controls designed to address, among other things, particular risks to the Company. Different processes, procedures, and controls are employed with respect to different types of risk. In addition, the Board also receives reports from counsel to the Company or counsel to GEAM and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities, or make the Board obligated to perform those activities directly.

Committees of the Board

The Board is responsible for the overall management and supervision of the Funds’ affairs. The Directors approve all significant agreements between the Company and the persons and companies that furnish services to the Funds, including agreements with the Funds’ investment adviser and administrator, distributor, custodian, and transfer agent. The Board has created two committees, Audit Committee and Governance Committee, to perform specific functions on behalf of the Funds. The members of each committee and a description of each committee’s functions appear below. Each of the Audit Committee and Governance Committee consists of the Independent Directors.

Audit Committee

The Audit Committee evaluates and selects the Company’s independent auditors. The Audit Committee meets with the Company’s independent auditors to review the scope and cost of the Company’s audit and reviews the audit report, addresses any issues with the independent auditors, and if there are significant services to be performed by the independent auditors, approves the provision of such services after considering the possible effect of such services on their independence.

Governance Committee

The Governance Committee selects and nominates person(s) for election or appointment as Directors, including both Independent Directors and Interested Directors, reviews the compensation payable to the Independent Directors and makes recommendations to the Board with respect thereto, reviews and evaluates the functioning of the Board and the various committees of the Board, selects independent legal counsel to the Independent Directors, and consults with such independent legal counsel so that it may be apprised of regulatory developments affecting governance issues. The Governance Committee is also responsible for reviewing any nominees recommended to the Board by shareholders and evaluates such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Because the Company does not hold regular annual shareholder meetings, no formal procedures have been established with respect to shareholder submission of Director candidates for consideration by the Governance Committee. During the prior fiscal year, the Governance Committee members met in executive sessions with their independent legal counsel two times to address governance-related matters.

The Governance Committee considers candidates from various sources, including, but not limited to, candidates recommended by Directors, shareholders, and officers of the Company, GEAM, and service providers of the Company. Although the Governance Committee does not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race, or national origin, would provide beneficial diversity of skills, experience, or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

The Governance Committee initially learned about Mr. Johnson, the Independent Nominee, from officers of GEAM. The Governance Committee reviewed the Nominees, Messrs Johnson and Simpson, as well as other potential nominees, and determined that, given the information available to it regarding the Nominees, it was in the best interest of the Funds to nominate the Nominees to serve as Directors of the Company.

Record of Board and Committee Meetings

The Board and its committees held the following numbers of meetings during the fiscal year ended December 31, 2010:

Board of Directors:	[8	]
Audit Committee:	[3	]
Governance Committee:	[2	]

During the fiscal year ended December 31, 2010, each of the current Directors attended more than 75% of the meetings of the Board and the committees of which such Director was a member. The Funds do not have annual shareholder meetings; therefore, the Funds do not have a policy regarding Director attendance at annual shareholder meetings.

Compensation Table

Effective January 1, 2011, each Director of the Company who is not a director, officer or employee of GEAM, GE Investment Distributors, Inc. (“GEID”), GE, or any affiliate of those companies, receives an annual fee of $120,000 for serving as a Director or director for the GE Family of Funds (which, as of December 31, 2010, included three investment companies and their numerous underlying funds). In addition to this annual fee, Mr. Costantino, as lead independent director or trustee of each such investment company, also receives $20,000 per annum, and Mr. Quinn, as lead independent director or trustee serving on GEAM’s fair valuation committee, also receives $10,000 per annum. The chairperson of the Audit Committee (which is currently vacant because of the death of the former Director in November 2010) receives an additional $10,000 per annum for serving in that capacity.

The table below shows the compensation received by each Nominee and Director from the Funds and from investment companies managed by GEAM for the 12-month period ended December 31, 2010.

Name of Nominee/Director	Aggregate Compensation From the Funds			Pension or Retirement Benefits Accrued as Part of the Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Investment Companies Managed by GEAM
Independent Nominee
R. Sheldon Johnson		$0		$0	$0		$0

Interested Nominee
Matthew J. Simpson[1]		$0		$0	$0		$0	[3]

Independent Directors
John R. Costantino	$	[	—]	$0	$0	$	[120,000	][2]
Robert P. Quinn	$	[	—]	$0	$0	$	[110,000	][2]

Interested Director
Michael J. Cosgrove		$0		$0	$0		$0	[3]

[1]	Also an Interested Director.
[2]

As of December 31, 2010, Messrs. Costantino and Quinn served as directors or trustees of three investment companies (and numerous underlying funds) advised by GEAM, and the compensation is for their services as directors or trustees of these companies.

[3]

As of December 31, 2010, Messrs. Simpson and Cosgrove served as directors or trustees of various investment companies advised by GEAM. Each of them is considered an “interested person” of each investment company advised by GEAM within the meaning of the 1940 Act and accordingly serves as directors or trustees thereof without compensation.

Beneficial Ownership of Equity Securities by Nominees in the Funds and the Fund Complex

The tables below show the dollar range of equity securities in the Funds and the aggregate dollar range of equity securities in all funds overseen or to be overseen by the Directors or Nominees in the “Family of Investment Companies” (as defined in Item 22(a)(1)(iv) of Schedule 14A under the Exchange Act of 1934, as amended (the “Exchange Act”)) owned by each Director and Nominee as of the Record Date.

Name of Director/Nominee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies[1]
Independent Nominee
R. Sheldon Johnson	None		[None]

Interested Nominee
Matthew J. Simpson[2]	None	$	[1—$10,000]

Independent Directors
John R. Costantino	None	$	[1—$10,000]
Robert P. Quinn	None	$	[10,001—$50,000]

Interested Directors
Michael J. Cosgrove	None	$	[10,001—$50,000]

[1]	For purposes of this table, the “Family of Investment Companies” include all of the registered investment companies advised by GEAM and its affiliates, as of [—].
[2]	Also an Interested Director.

Beneficial Ownership of Equity Securities by Independent Directors or Independent Nominee in Certain Fund Affiliates

No Independent Director or Independent Nominee of any Fund, and no immediate family member thereof, owns beneficially any equity securities in the investment adviser or principal underwriter of any Fund or in any person (other than a registered investment company) controlling, controlled by, or under common control with the investment adviser or principal underwriter of any Fund.

Information about the Funds’ Officers

Information regarding the officers of the Funds is provided in Exhibit B. No officer of the Funds receives compensation from any Fund.

Shareholder Communications with the Board

The Company has not adopted any formal policy with respect to handling shareholder communications to the Board. GEAM, as a matter of practice, provides the Board or independent legal counsel to the Independent Directors with copies of correspondence from shareholders of the Funds that is considered non-routine (that is, GEAM will share correspondence other than routine requests for transactions, address changes, and the like). Given the limited amount of non-routine correspondence, the Board has not adopted a more formal shareholder communications policy but may do so in the future. Shareholders of the Funds are welcome to write to the Board at the primary address for the Funds shown on this Proxy Statement and on the prospectus for the Funds.

Audit Committee Report

The Audit Committee Report, along with information about the Audit Committee’s Pre-Approval Policies and Procedures, can be found in Exhibit D.

Fees Paid to Independent Accountants

The Funds’ independent registered public accounting firm for the fiscal year ended December 31, 2010 was KPMG LLP (“KPMG”). The following table sets forth the aggregate fees billed by KPMG for each Fund’s most recent two fiscal years for professional services rendered for (i) audit services, including the audit of each Fund’s financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services associated with the review of the Funds’ semi-annual financial statements; (iii) tax services consisting primarily of tax compliance, tax advice and tax planning; and (iv) other services.

[To be provided in the definitive Proxy Statement.]

Fund	Fiscal Year Ended 12/30	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
U.S. EQUITY FUND	2010
	2009

S&P 500 INDEX FUND	2010
	2009

PREMIER GROWTH EQUITY FUND	2010
	2009

CORE VALUE EQUITY FUND	2010
	2009

MID-CAP EQUITY FUND	2010
	2009

SMALL-CAP EQUITY FUND	2010
	2009

INTERNATIONAL EQUITY FUND	2010
	2009

INCOME FUND	2010
	2009

TOTAL RETURN FUND	2010
	2009

MONEY MARKET FUND	2010
	2009

REAL ESTATE SECURITIES FUND	2010
	2009

Legal Proceedings

The Board is not aware of any legal proceedings involving either of the Nominees that would be material to an evaluation of the ability or integrity of any such Nominees and that would require disclosure under Item 401(f) of Regulation S-K under the Exchange Act.

There have been no purchases or sales of securities of GEAM or its parents, or subsidiaries of either, since the beginning of the most recently completed fiscal year by any current Independent Director.

Required Vote

The affirmative vote of a plurality of the Outstanding Shares of the Company voting together, and not by Fund, at the Meeting is required for the election of each of the Nominees. A plurality vote means that the persons receiving the highest number of votes will be elected.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

PROPOSAL 2

APPROVAL OF IMPLEMENTATION OF

A “MANAGER OF MANAGERS” STRUCTURE

U.S. EQUITY FUND

S&P 500 INDEX FUND

PREMIER GROWTH EQUITY FUND

CORE VALUE EQUITY FUND

MID-CAP EQUITY FUND

INTERNATIONAL EQUITY FUND

INCOME FUND

MONEY MARKET FUND

Background

Pursuant to the terms of each of the Investment Advisory and Administration Agreement between GEAM and each Fund (with respect to a Fund, the “Advisory Agreement”), GEAM is permitted to, subject to the approval of the Board and other applicable legal requirements, enter into any sub-advisory agreement or contract with another affiliated or unaffiliated entity pursuant to which such entity will carry out some or all of GEAM’s responsibilities under the respective Advisory Agreement. However, as described more fully below, without the approval of this Proposal 2, the exercise of such right to hire or replace sub-advisers by GEAM for the benefit of a Fund (except the Small-Cap Equity Fund, Total Return Fund, and Real Estate Securities Fund) would still require, in each instance, the approval of shareholders of that Fund, which is a costly and time consuming process. Because shareholders of the Small-Cap Equity Fund, Total Return Fund, and Real Estate Securities Fund have approved such a “manager of managers” structure at a meeting held on August 6, 2008, April 9, 2009, and March 22, 2006, respectively, for purpose of this Proposal 2 only, a “Fund” or the “Funds” does not include the Small-Cap Equity Fund, Total Return Fund, or Real Estate Securities Fund.

“Manager of Managers” Structure

In order for GEAM to delegate portfolio management duties to a sub-adviser with respect to a Fund as permitted by the Advisory Agreement between GEAM and that Fund, the 1940 Act requires that the sub-advisory agreement be approved by the shareholders of that Fund. Specifically, Section 15(a) of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, such as the Funds, except pursuant to a written contract that has been approved by shareholders of the Fund. Therefore, without a “manager of managers” structure in place, the Funds must obtain shareholder approval of a sub-advisory agreement in order to hire a new sub-adviser, replace an existing sub-adviser, materially change the terms of an existing sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-advisory agreement terminates because of an assignment of the agreement, such as in the event of a change of control of the sub-adviser. The process of seeking shareholder approval of sub-advisory agreements is administratively burdensome and costly, however, and may cause delays in executing changes that the Board and

GEAM have determined as necessary or desirable. These costs are often borne by a Fund (and therefore indirectly by such Fund’s shareholders and owners of variable contracts indirectly invested in such Fund). Although a potential disadvantage of a “manager of managers” structure for a Fund is that the retention of new sub-advisers or replacement of sub-advisers often entails adjustments in such Fund’s portfolio that may result in portfolio expenses, the Board and GEAM believe that the benefits from the judicious use of the approach to such Fund would outweigh any potential disadvantage.

Because GEAM may not have the investment management capability to manage all asset classes and market segments, or the experience to fully utilize certain investment techniques and strategies, it may be desirable under certain circumstances for GEAM to retain highly qualified sub-advisers with expertise that complements or supplements GEAM’s capabilities. A “manager of managers” arrangement would give GEAM greater flexibility to efficiently retain sub-advisers to manage investments in certain classes of assets or to fully utilize certain investment techniques and strategies.

On July 28, 2009, GEAM, the Company, and certain other investment companies advised by GEAM received the Order from the SEC granting certain exemptions from Section 15(a) of the 1940 Act and certain rules thereunder and from certain disclosure obligations under various rules and forms. The exemptive relief granted by the Order enables GEAM and the Board to operate with greater efficiency by allowing GEAM, subject to Board approval, to retain and replace unaffiliated sub-advisers, and enter into and amend sub-advisory agreements with unaffiliated sub-advisers, without incurring the expense and delays of obtaining shareholder approval. The “manager of managers” structure additionally would permit the Funds to disclose aggregate fees paid to GEAM and any sub-adviser that is an “affiliated person,” as defined in Section 2(a)(3) of the 1940 Act, of a Fund or GEAM, other than by reason of serving as a sub-adviser to one or more of the Funds (an “Affiliated Sub-Adviser”), and aggregate fees paid to sub-advisers other than the Affiliated Sub-Advisers, in lieu of disclosing the fees paid to each sub-adviser (collectively, the “Aggregate Fee Disclosure”). This would benefit shareholders of the Funds because it would improve GEAM’s ability to negotiate the fees paid to sub-advisers. Nevertheless, the exemptive relief granted by the Order is available to GEAM and the Funds only upon shareholder approval of the “manager of managers” structure.

The “manager of mangers” structure would be subject to various conditions, including, without limitation, the following:

1.

The first set of conditions require that certain disclosures be made and that shareholders of an affected Fund be informed each time a new sub-adviser is hired. Before a Fund may rely on the Order, the operation of a Fund in the manner described in the application for the Order (the “Application”) must be approved by a “majority of outstanding voting securities” (as defined the 1940 Act) of the Fund. Each Fund is required to disclose in its prospectus the existence, substance, and effect of the Order. In addition, each Fund that operates under the Order must hold itself out to the public as employing the “manager of managers” structure described in the Application and must disclose in its registration statement the Aggregate Fee Disclosure. Such Fund’s prospectus must prominently disclose that GEAM has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and to recommend their hiring, termination, and replacement.

Moreover, within 90 days of the hiring of any new sub-adviser, GEAM is required to furnish shareholders of the affected Fund with all of the information about the new sub-adviser that would be included in a proxy statement, except as modified to permit the Aggregate Fee Disclosure. Finally, GEAM may not enter into a sub-advisory agreement with any Affiliated Sub-Adviser without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund.

2.	A second set of conditions is designed to protect shareholder interests through certain restrictions on the Board and on ownership of certain securities as well as careful Board oversight of changes of sub-advisers for Funds with Affiliated Sub-Advisers. Specifically, a majority of the Board must be Independent Directors at all times, and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors. Independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, must also be engaged to represent the Independent Directors and be selected at the discretion of the then-existing Independent Directors. Further, GEAM is required to provide the Board, no less frequently than quarterly, with information about GEAM’s profitability on a per Fund basis, which should reflect the impact on profitability of hiring or termination of any sub-adviser during the applicable quarter. Whenever a sub-adviser is hired or terminated, GEAM must also provide the Board with information showing the expected impact on GEAM’s profitability. Moreover, no Director or officer of the Company or director or officer of GEAM is permitted to own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a sub-adviser, except for (i) ownership of interests in GEAM or any entity that controls, is controlled by, or is under common control with GEAM; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a sub-adviser or an entity that controls, is controlled by, or is under common control with a sub-adviser. Finally, when a change of sub-adviser is proposed for a Fund with an Affiliated Sub-Adviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which GEAM or an Affiliated Sub-Adviser derives an inappropriate advantage.

3.	A third set of conditions requires that GEAM provide general management services to the Funds that operate under the Order, including overall supervisory responsibility for the general management and investment of each such Fund’s assets, and subject to review and approval by the Board, (i) set each such Fund’s overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or a part of each such Fund’s assets; (iii) allocate and when appropriate, reallocate each such Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the performance of the sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with each such Fund’s investment objectives, policies, and restrictions.

Comparison of Current and Proposed Selection Process for Sub-Advisers

Under both the current process and the proposed process for approval of sub-advisory agreements, any new sub-advisory agreement and any material change to an existing sub-

advisory agreement requires approval by the Board. In considering whether to appoint an existing sub-adviser for any Fund, the Board will analyze the factors it considers relevant, including the nature, extent, and quality of the services to be provided; investment performance; the costs of the services to be provided; and such other factors that the Board considers relevant to the sub-adviser’s performance. Furthermore, operation of the Funds under the proposed “manager of managers” structure would not diminish GEAM’s responsibilities to the Funds, including GEAM’s overall responsibility for the portfolio management services furnished by a sub-adviser.

If the shareholders of a Fund do not approve this Proposal 2, in order for GEAM to appoint a new sub-adviser to a Fund or materially change an existing sub-advisory agreement relating to a Fund, the Board must call and hold a shareholder meeting of that Fund, create and distribute proxy materials, and solicit votes from the Fund’s shareholders. This process is time consuming and costly and will delay the appointment of a new sub-adviser or the implementation of material changes to an existing sub-advisory agreement even when the Board and GEAM have concluded it to be desirable for a Fund to do so. The Board and GEAM therefore believe that the “manager of managers” should allow each Fund to operate more efficiently.

Board Approval of “Manager of Managers” Structure

At a telephonic Board meeting held on January 26, 2011, the Board, including the Independent Directors, considered and unanimously approved the use of a “manager of managers” structure and the seeking of shareholder approval of the same. In evaluating this arrangement, the Board, including the Independent Directors, considered various factors and other information, including the following:

1.	The Small-Cap Equity Fund, Total Return Fund, and Real Estate Securities Fund currently use a “manager of managers” structure with GEAM, which were approved by their respective shareholders at a meeting held on August 6, 2008, April 9, 2009, and March 22, 2006, respectively;

2.	A “manager of managers” structure would enable GEAM and the Board to act more quickly, and with less expense to a Fund, in appointing new sub-advisers or making material changes to an existing sub-advisory agreement relating to a Fund when the Board and GEAM believe that such appointment or changes would be in the best interests of such Fund and its shareholders, including owners of variable contracts indirectly invested in such Fund;

3.	GEAM would be required, as a condition to rely on the Order, to (a) set a Fund’s overall investment strategies; (b) monitor and evaluate the performance of each sub-adviser; and (c) implement procedures reasonably designed to ensure that the sub-adviser(s) comply with such Fund’s investment objectives, policies, and restrictions; and

4.	No sub-adviser could be appointed without Board approval.

In addition, the Board believes that it is appropriate to vest the selection of the sub-advisers in GEAM in light of GEAM personnel’s investment advisory expertise and its experience in selecting and monitoring sub-advisers.

Interests of Directors, Officers, or Nominees in Proposal 2

None of the Independent Directors has any interest in this Proposal 2. The Interested Directors, Messrs. Cosgrove and Simpson, are officers of GEAM and have an interest in the approval of Proposal 2 to the extent the efficiencies generated by the implementation of a “manager of managers” structure would benefit GEAM.

Required Vote

Approval of Proposal 2 on behalf of each Fund requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of that Fund, which means the affirmative vote of the lesser of: (1) more than 50% of the Outstanding Shares of that Fund, or (2) 67% or more of the shares of that Fund present at the Meeting (in person or represented by proxy), if the holders of more than 50% of the Outstanding Shares of that Fund are present at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH

FUND VOTE “FOR” THE APPROVAL OF THIS PROPOSAL 2.

PROPOSAL 3

APPROVAL OF THE AMENDMENT, ELIMINATION, OR RECLASSIFICATION OF

CERTAIN INVESTMENT POLICIES OF THE FUNDS

U.S. EQUITY FUND

S&P 500 INDEX FUND

PREMIER GROWTH EQUITY FUND

CORE VALUE EQUITY FUND

MID-CAP EQUITY FUND

SMALL-CAP EQUITY FUND

INTERNATIONAL EQUITY FUND

INCOME FUND

MONEY MARKET FUND

REAL ESTATE SECURITIES FUND

Background

The Funds operate in accordance with their investment objectives, principal investment strategies, and investment policies, which are described in the Prospectus and Statement of Additional Information (“SAI”) for the Funds. Under the 1940 Act, the Funds must have investment policies relating to certain types of investments and practices and may not change those policies without shareholder approval. Consistent with industry practice, the Company characterizes these policies, along with other policies that it has determined not to change without shareholder approval, as fundamental investment policies. In contrast, investment policies of the Company that are not fundamental may generally be changed by the Board without shareholder approval. Because the fundamental investment policies of the Total Return Fund were updated in 2009 and reflect the changes proposed in Proposal 3A through 3I, for purpose of this Proposal 3 only, a “Fund” or the “Funds” does not include the Total Return Fund.

Proposals 3A through 3I are intended to modernize the Funds’ investment policies by (i) amending or eliminating certain of the Funds’ fundamental investment policies; (ii) amending and reclassifying as non-fundamental certain fundamental investment policies for certain Funds that may be amended without shareholder approval under the 1940 Act; and (iii) amending a non-fundamental investment policy for certain Funds and reclassifying it as a fundamental investment policy. Shareholders are being asked to vote separately on each of Proposals 3A through 3I, as applicable. If any of Proposals 3A through 3I is approved by a Fund’s shareholders at the Meeting, the proposed change to that fundamental or non-fundamental investment policy, as applicable, will be adopted by that Fund and will take effect upon such approval. If the shareholders of a Fund fail to approve any of Proposals 3A through 3I, as applicable, with respect to such Fund, the current policy or policies corresponding to such Proposals that are not approved will remain in effect.

Benefit to the Funds of Changes in Certain Fundamental and Non-Fundamental Investment Policies

GEAM and the Board believe that the changes to the Funds’ fundamental investment policies as proposed in Proposals 3A through 3I are appropriate for the following reasons:

First, modernizing certain of the Funds’ fundamental investment policies would remove restrictions that are no longer required because of changes in the law or are not consistent with the restrictions applicable to other investment companies managed by GEAM. These changes would potentially allow the Funds to better address changes in financial markets or take advantage of investing opportunities. None of the Funds (except the Small-Cap Equity Fund and Real Estate Securities Fund, which modified certain of their respective fundamental investment policies at a shareholder meeting held on August 6, 2008 and March 22, 2006, respectively) have updated their fundamental investment policies since their respective inception dates, and many of the legal and regulatory requirements applicable to mutual funds have changed since that time. For example, certain restrictions imposed by securities laws and regulations in the past are no longer applicable to mutual funds. As a result, the Funds (including the Small-Cap Equity Fund and Real Estate Securities Fund despite the update of some of their respective fundamental investment policies in 2008 and 2006, respectively) remain subject to several fundamental investment policies that are either more restrictive than required or are no longer required.

Second, by limiting the investment policies that require shareholder approval to be amended to only those that are required or desirable, a Fund in the future may be able to avoid the costs and delay associated with holding shareholder meetings to address issues relating to certain investment policies.

Third, these changes could also improve the efficiency and consistency of portfolio management. GEAM currently serves as the investment adviser to a number of other investment companies that are subject to fundamental investment policies that are more consistent with the requirements of current laws and regulations. By aligning the fundamental investment policies of the Funds with those of the other investment companies advised by GEAM, GEAM’s monitoring of compliance with the stated investment policies would become more streamlined and efficient.

Fourth, the proposed changes to the Funds’ fundamental investment policies set forth in Proposals 3A through 3I are not expected to affect the Funds’ current investment objectives or their principal investment strategies. Similarly, it is not expected that the approval of these changes will significantly change the risks of investing in the Funds.

Board Approval of Proposed Changes to the Funds’ Fundamental and Non-Fundamental Investment Policies

At a telephonic Board meeting held on January 26, 2011, the Board, including the Independent Directors, considered and unanimously approved the proposed changes to the Funds’ fundamental and non-fundamental investment policies and the seeking of shareholder approval of these changes.

Proposal 3A: Amendment of Each Fund’s Fundamental Investment Policies on Senior Securities (for purpose of this Proposal 3A only, a “Fund” or the “Funds” does not include, in additional to the Total Return Fund, the Small-Cap Equity Fund)

The 1940 Act requires a mutual fund to have an investment policy regarding the issuance of senior securities and generally prohibits mutual funds from issuing senior securities except in certain circumstances. Generally speaking, senior securities include bonds, notes or other debt securities, or similar obligations or instruments that are securities and evidence indebtedness on the part of a mutual fund to another party. Similarly, senior securities can include other types of investments or transactions that result in a mutual fund being in debt to another party. The 1940 Act prohibition on the issuance of senior securities by mutual funds was designed generally to restrict mutual funds’ ability to become indebted to other parties. As a result, even borrowing of money by a mutual fund comes under that prohibition (although the prohibition also contains exceptions that permit mutual funds to borrow from banks). The prohibition exists to limit a mutual fund’s ability to borrow money (directly or through the issuance of debt securities) for investment purposes, which has the effect of leveraging the fund’s investments.

Notwithstanding the 1940 Act prohibition on issuing senior securities, the SEC permits mutual funds to make certain types of investments that involve indebtedness for funds pursuant to certain procedures designed to limit a fund’s overall indebtedness. Such investments include reverse repurchase agreements; purchasing securities on margin or relying on short-term credit for clearance of purchase or sale transactions; purchasing securities on a “when-issued” or delayed delivery basis; certain option contracts on securities and securities indices; futures contracts on securities and securities indices; forward contracts on securities, foreign currencies, or other items; various types of swap agreements; instruments or transactions representing combinations of the foregoing; and other similar arrangements and instruments (hereinafter, “permitted leveraged investments”).

Each Fund, other than the Core Value Equity Fund and Real Estate Securities Fund, is currently subject to a fundamental investment policy that permits such Fund to borrow money and invest in options and futures contracts, but otherwise prohibits it from issuing senior securities (including investing in other permitted leveraged investments). The Core Value Equity Fund is currently subject to a fundamental investment policy that prohibits it from making short sales of securities or maintaining a short position and a non-fundamental investment policy that prohibits it from issuing any senior securities except as otherwise permitted by the 1940 Act or its fundamental investment policies. The Real Estate Securities Fund is currently subject to a fundamental investment policy that prohibits it from issuing senior securities except as otherwise permitted by applicable law. The Small-Cap Equity Fund’s and the Total Return Fund’s fundamental investment policies on senior security were modified in 2008 and 2009, respectively, and reflect the proposed changes in this Proposal 3A.

The proposed changes would permit making short sales of securities and maintaining a short position and would continue to permit the Funds to invest in all permitted leveraged investments (subject, of course, to the applicable SEC requirements). The proposed changes would also permit the Funds to issue senior securities to the extent permitted by applicable law. Because issuing senior securities involves borrowing, or otherwise incurring indebtedness, by the Funds, Proposal 3A would permit such activity to the extent that it is consistent with the Funds’

fundamental investment policy on borrowing as described in Proposal 3D below or by applicable law. Finally, the proposed changes would also simplify the existing policies and make them uniform and consistent with the other mutual funds managed by GEAM.

By simplifying the restriction and referring to the limits under applicable law, the proposed amendment would give the Funds the maximum amount of flexibility to make permitted leveraged investments and engage in certain borrowings in a manner that is consistent with the 1940 Act. Otherwise, this proposed amendment is not expected to have any immediate impact on the day-to-day management of the Funds. To the extent the Funds in the future increase their investments in permitted leveraged investments, in accordance with the fundamental investment policy on senior securities as proposed, each of the Funds will be subject to the risks associated with such investments, including, but not limited to, counterparty credit risk, interest rate risk, and risks associated with leverage, as well as certain of the risks discussed in Proposal 3D with respect to borrowings.

It is proposed that the current fundamental investment policies on senior securities for each Fund be amended as follows:

Current Policies	Proposed Policy

For each Fund except the Core Value Equity Fund and Real Estate Securities Fund

Each Fund may not issue senior securities except: (a) to the extent that borrowings under its fundamental investment policy on borrowing exceeding 5% may be deemed to be senior securities under the 1940 Act, or (b) in connection with investments of certain Funds in options and futures contracts.	No Fund may issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

For the Core Value Equity Fund

Each Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

Each Fund may not issue senior securities except as otherwise permitted by the 1940 Act and as otherwise permitted herein.

The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

For the Real Estate Securities Fund

The Fund may not issue senior securities except as otherwise permitted by applicable	The Fund may not issue senior securities, except as otherwise permitted by its

law.	fundamental policy on borrowing or by applicable law.

Proposal 3B: Amendment of Each Fund’s Investment Policy on Real Estate Investments

The 1940 Act requires a mutual fund to have an investment policy governing investments in real estate. Each Fund, except the Core Value Equity Fund, Small-Cap Equity Fund, and Real Estate Securities Fund, is currently subject to a fundamental investment policy on real estate investment that prohibits such Fund from purchasing real estate or any interest therein except through the purchase of corporate or certain government securities, including securities secured by a mortgage or a leasehold interest or other interest in real estate but excluding a security issued by a real estate or mortgage investment trust. The Core Value Equity Fund is currently subject to a fundamental investment policy on real estate investments that prohibits it from purchasing or selling real estate or real estate limited partnership interests, or from investing in oil, gas, or mineral leases, or mineral exploration or development programs, except that it may (a) invest in securities secured by real estate, mortgages, or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages, or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business, or (d) acquire real estate or interests in real estate securing an issuer’s obligations in the event of a default by that issuer. The Real Estate Securities Fund is subject to a fundamental investment policy on real estate investments similar to that of the Core Value Equity Fund, except that the Real Estate Securities Fund may invest in mortgage-related securities and real estate limited partnerships. The Small-Cap Equity Fund is also subject to a fundamental investment policy on real estate investments similar to that of the Core Value Equity Fund, except that the Small-Cap Equity Fund is not expressly prohibited from investing in oil, gas or mineral leases, or mineral exploration or development programs, and it may invest in mortgage-related securities and real estate limited partnerships and may purchase or sell real estate as otherwise permitted by applicable law.

It is proposed that the current fundamental investment policy on real estate investments for each Fund be amended to permit each Fund to invest directly in real estate or in direct interests in real estate, subject to the limitations arising under such Fund’s other investment policies, such as the limitation on illiquid investments and the policy on industry concentration. The proposed fundamental investment policy on real estate investments would provide each Fund with the maximum flexibility consistent with current legal requirements. In additional to allowing each Fund to purchase direct interests in real estate or in real estate limited partnerships and private real estate investment trusts (“REITs”), the proposed fundamental investment policy would continue to permit each Fund to purchase interests in real estate securing the obligations of an issuer of a security held by such Fund (e.g., as in the case of default of an issuer), or to otherwise hold and sell real estate acquired by such Fund as a result of its ownership of a security. Furthermore, the proposed fundamental investment policy would permit, or continue to permit, each Fund to purchase indirect interests in real estate, including transactions involving (a) mortgage-related securities and securities secured by real estate, mortgages, or interests in real estate or mortgages, and (b) securities of issuers that invest or deal in real estate, mortgages, or interests in real estate or mortgages (e.g., public REITs). For the Small-Cap Equity Fund, this change is meant to make the language of its current fundamental investment policy on real estate investments consistent with that of the other Funds. The change is not expected to result in any substantive change to the investments the Small-Cap Equity Fund is permitted to make.

None of the Funds has any current intention to invest directly in real estate or in direct interests in real estate, and therefore, the adoption of the proposed fundamental investment policy on real estate investments by each Fund is not expected to increase materially the risk of an investment in such Fund or to affect its management at this time. However, to the extent that each Fund invests in indirect interests in real estate or purchases or otherwise acquires real estate or direct interests in real estate in the future, such investments may be illiquid and subject to the risks associated with illiquid investments. Furthermore, direct investments in real estate are subject to the general risks associated with real estate investments, including rapid or dramatic changes in real estate values, changes in property taxes, overbuilding, variations in rental income, changes in interest rates, changes in tax treatment of such investments, and changes in regulatory requirements (e.g., environmental regulations).

It is proposed that the current fundamental investment policy on real estate investments for each Fund be amended as follows:

Current Policy	Proposed Policy

For each Fund except the Core Value Equity Fund, Small-Cap Equity Fund, and Real Estate Securities Fund

Each Fund may not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities including securities secured by a mortgage or a leasehold interest or other interest in real estate. A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.	Each Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

For the Core Value Equity Fund

The Fund may not purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer’s obligations, in the	The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

event of a default by that issuer.

For the Small-Cap Equity Fund

The Fund may not purchase or sell real estate, except (1) that a Fund may: (a) invest in mortgage-related securities and securities secured by real estate, mortgages, or interests in real estate or mortgages, (b) purchase securities of issuers that invest or deal in real estate, mortgages or interests in real estate or mortgages (e.g., real estate investment trusts), (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business, (d) acquire real estate or interests in real estate securing an issuer’s obligations, and (e) invest in real estate limited partnerships; and (2) as otherwise permitted by applicable law.	The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

For the Real Estate Securities Fund

The Fund may not purchase or sell real estate, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the Real Estate Securities Fund may: (a) invest in mortgage-related securities and securities secured by real estate, mortgages, or interests in real estate or mortgages, (b) purchase securities of issuers that invest or deal in real estate, mortgages or interests in real estate or mortgages (e.g., real estate investment trusts), (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business, (d) acquire real estate or interests in real estate securing an issuer’s obligations, and (e) invest in real estate limited partnerships.	The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

Proposal 3C: Amendment of Each Fund’s Investment Policy on Making Loans

Under the 1940 Act, a mutual fund must have an investment policy regarding making loans to other persons. Currently, each Fund, except the Core Value Equity Fund, Small-Cap Equity Fund, and Real Estate Securities Fund, is subject to two fundamental investment policies regarding the making of loans, under which each such Fund may not make loans, except (1) when lending its portfolio securities in an amount up to 20% of its total assets (30% for the

Income Fund, U.S. Equity Fund, and Premier Growth Equity Fund), taken at market value at the time of the loan, provided that the loan is made in accordance with the Fund’s guidelines, and (2) through the purchase of obligations (i.e., debt securities) in private placements (the purchase of publicly traded obligations is not considered the making of a loan). The Core Value Equity Fund is subject to a fundamental investment policy that prohibits it from lending its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of its total assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities, or options on securities indexes, or (e) entering into variable rate demand notes. The Real Estate Securities Fund is subject to a fundamental investment policy that prohibits it from lending its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, or (d) investing in futures contracts on securities and securities indices and options on such futures contracts. The Small-Cap Equity Fund is subject to a fundamental investment policy on making loans similar to that of the Real Estate Securities Fund, except that the Small-Cap Equity Fund is additionally permitted to make loans as otherwise permitted by applicable law.

It is proposed that the fundamental investment policy on making loans for each Fund be revised to permit each Fund to lend its portfolio securities or money to the extent that the lending is permitted by applicable law. For example, current SEC staff positions permit lending portfolio securities in amounts not exceeding one-third of a fund’s total asset value. The proposed changes would also make the existing policies for the Funds uniform and consistent with the other mutual funds managed by GEAM.

As proposed, the fundamental investment policy on making loans for each Fund would restrict each Fund from lending its assets or money to others, except (a) by purchasing debt obligations, (b) by making loans of cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

This change would give each Fund the greatest amount of flexibility to lend its assets or money to generate income within the limits of current interpretations of the 1940 Act. For example, each Fund would have greater ability to engage in transactions that could be considered lending but could also benefit such Fund through greater return potential. However, lending assets or money increases the exposure for a Fund to the risks associated with these activities. Borrowers may not repay money lent to them by the Fund for example. Likewise, a Fund may experience a delay in the recovery of, or may be unable to recall, loaned securities if the borrower is unable or unwilling to return them. In addition, although each Fund generally obtains collateral in return for lending securities, it may experience a delay in receiving such collateral or a possible loss in market value of the collateral.

It is proposed that the current fundamental investment policy on making loans for each Fund be amended as follows:

Current Policies	Proposed Policy

For each Fund except the Core Value Equity Fund, Small-Cap Equity Fund, and Real Estate Securities Fund

Each Fund may not make loans, except as provided below and except through the purchase of obligations in private placements (the purchase of publicly traded obligations not being considered the making of a loan).

Each Fund may not lend its portfolio securities in excess of 20% of its total assets (30% of total assets for the Income Fund, U.S. Equity Fund and Premier Growth Equity Fund), taken at market value at the time of the loan, and provided that such loan shall be made in accordance with the Fund’s guidelines.

No Fund may lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

For the Core Value Equity Fund

The Fund may not lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund’s assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.	The Fund may not lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

For the Small-Cap Equity Fund

The Fund may not lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in futures contracts on securities and securities indices and options on such futures contracts, and (e) as otherwise permitted by applicable law.	The Fund may not lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

For the Real Estate Securities Fund

The Fund may not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, and (d) investing in futures contracts on securities and securities indices and options on such futures contracts.	The Fund may not lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

Proposal 3D: Amendment of Each Fund’s Fundamental Investment Policies on Borrowing

The 1940 Act imposes certain restrictions on the borrowing activities of mutual funds and requires that all mutual funds have a policy on borrowing money. A mutual fund’s policy on borrowing is closely related to its policy on senior securities because borrowing by a mutual fund is one activity that can give rise to a senior security issued by it.

A mutual fund may need to borrow money for a number of reasons. First, a mutual fund may need to borrow temporarily to pay redeeming shareholders. This can occur in instances where (a) the amount of redemptions exceeds available cash and market conditions are not favorable to the sale of portfolio securities to meet those redemptions, or (b) a mutual fund has not yet received payment for securities it has sold. Second, a mutual fund may need to borrow to pay for securities purchased because it does not have available cash. Third, permitted leveraged investments often entail indebtedness that can be viewed as borrowing because they may result in the same type of leverage occasioned by borrowing money.

There are risks associated with borrowing. Borrowing to acquire additional investments exposes a mutual fund to a greater risk of loss because the value of the acquired investments could fall below the amount borrowed (which the mutual fund must repay). As a result, borrowing may cause the value of a mutual fund’s shares to be more volatile than if the mutual fund did not borrow. In addition, to the extent a mutual fund borrows money, it will pay interest on the borrowed amount, which will raise the overall expenses of the fund and reduce its returns. The interest payable on borrowings may be more (or less) than the return the mutual fund receives from the securities purchased with borrowed amounts. Additionally, a mutual fund may also be forced to sell securities at inopportune times to repay borrowed amounts.

Each Fund, except the Core Value Equity Fund, Small-Cap Equity Fund, and Real Estate Securities Fund, currently has two fundamental investment policies on borrowing. The first policy provides that each such Fund may not borrow amounts in excess of 10% of its total assets (20% for the S&P 500 Index Fund and 33.33% for the Income Fund, U.S. Equity Fund, and Premier Growth Equity Fund), taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. The Income Fund, U.S. Equity Fund, and Premier Growth Equity Fund may also borrow via reverse repurchase agreements, and the International Equity Fund may borrow amounts up to an additional 10% of its net asset value from banks to increase its holdings of portfolio investments. The second policy provides that each such Fund may not purchase any securities on margin except (1) to obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (2) in connection with its investments in options and futures contracts.

The Core Value Equity Fund is subject to two fundamental investment policies on borrowing as well. The first provides that the Core Value Equity Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made, except that it may enter into reverse repurchase agreements and that it may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities. Further, whenever borrowings of 5% or more of its total assets are outstanding, including reverse repurchase agreements, it will not make any additional investments. The second provides that the Core Value Equity Fund may not purchase securities on margin, except that it may obtain any short-term credits necessary for the clearance of purchases and sales of securities. The Real Estate Securities Fund’s fundamental investment policy on borrowing prohibits it from borrowing money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance and purchases and sales of portfolio securities, (d) purchase securities and other investments on margin to the extent permitted by applicable law, or (e) engage in dollar rolls and other similar transactions. The Small-Cap Equity Fund is subject to a fundamental investment policy similar to that of the Real Estate Securities Fund, except that the Small-Cap Equity Fund is expressly permitted to borrow money as otherwise permitted by applicable law.

It is proposed that the fundamental investment policy on borrowing for each Fund be revised to restrict each Fund from borrowing money, except that such Fund would be permitted to (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions entailing borrowing to the extent permitted by applicable law. To the extent each Fund increases its borrowings in the future in accordance with the proposed fundamental investment policy on borrowing, it will be subject to the risks described above.

This change would give each Fund the flexibility to invest in permitted leveraged investments that might be construed as entailing “borrowing” and would permit such Fund to borrow money in certain instances up to the limits permitted by the 1940 Act and SEC staff interpretations thereof. Changing this fundamental investment policy for each Fund would also make the existing policies for the Funds uniform and consistent with the other mutual funds managed by GEAM, which would in turn permit greater consistency in managing the portfolio of each Fund when such borrowings are necessary for the efficient management of such Fund’s assets.

It is proposed that the current fundamental investment policies on borrowing for each Fund be amended as follows:

Current Policies	Proposed Policy

For each Fund except the Core Value Equity Fund, Small-Cap Equity Fund, and Real Estate Securities Fund

Each Fund may not borrow amounts in excess of 10% (20% in the case of the S&P 500 Index Fund; 33.33% in the case of Income Fund, U.S. Equity Fund, Premier Growth Equity Fund) of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. For these purposes, the Income Fund, U.S. Equity Fund and Premier Growth Equity Fund also may borrow via reverse repurchase agreements. The International Equity Fund, however, may borrow amounts up to an additional 10% of its net asset value from banks to increase its holdings of portfolio investments.

Each Fund may not purchase any securities on margin except: (a) that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or (b) in connection with investments of Funds in options and futures contracts.

No Fund may borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

For the Core Value Equity Fund

The Fund may not borrow money, except that the Funds may enter into reverse repurchase agreements, and except that each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33 1/3% of the value	The Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings of 5% or more of a Fund’s total assets are outstanding, including reverse repurchase agreements, the Fund will not make any additional investments.

The Fund may not purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by the Fund.

(e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

For the Small-Cap Equity Fund

The Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance and purchases and sales of portfolio securities, (d) purchase securities and other investments on margin to the extent permitted by applicable law, (e) engage in dollar rolls and other similar transactions, and (f) as otherwise permitted by applicable law.	The Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

For the Real Estate Securities Fund

The Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33.33% of its total assets (including the	The Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed),

amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) purchase securities on margin to the extent permitted by applicable law, and (e) engage in transactions in mortgage dollar rolls and other similar transactions.	(b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

Proposal 3E: Amendment of Each Fund’s Fundamental Investment Policies on Diversification (for purpose of this Proposal 3E only, a “Fund” or the “Funds” does not include, in addition to the Total Return Fund, the Small-Cap Equity Fund or Real Estate Securities Fund)

The 1940 Act requires a mutual fund to indicate in its registration statement whether it is a “diversified” or a “non-diversified” company. Each Fund has indicated that it is a diversified mutual fund and is currently subject to a fundamental investment policy whereby each Fund may not purchase securities (other than Government Securities (as defined in the 1940 Act)) of any issuer if, as a result of the purchase, more than 5% of such Fund’s total assets would be invested in the securities of the issuer, except that (a) up to 25% of the value of the total assets of each Fund may be invested without regard to this limitation. Under another fundamental investment policy current in effect, each Fund, other than the Core Value Equity Fund, Income Fund, U.S. Equity Fund, Premier Growth Equity Fund, also may not purchase more than 10% in principal amount of the outstanding debt securities of an issuer or 10% of the outstanding voting securities of an issuer, except that this limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies, bank money market instruments or bank repurchase agreements. The Core Value Equity Fund, Income Fund, U.S. Equity Fund, and Premier Growth Equity Fund may not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of an issuer, except that (a) this limitation is not applicable to a Fund’s investments in Government Securities, and (b) up to 25% of the value of the assets of a Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of these restrictions. The Small-Cap Equity Fund’s fundamental investment policy on senior security was modified in 2008 and reflects the proposed changes in this Proposal 3E. The Real Estate Securities Fund is a non-diversified mutual fund, and therefore, this Proposal 3E does not apply to the Real Estate Fund.

It is proposed that the current fundamental investment policies on diversification for each Fund be amended so that each Fund is required to invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities, (c) securities of other investment companies, and (d) other securities (which are limited as to any single issuer to an amount not greater than 5% of such Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law). The proposed fundamental investment policy on diversification would conform each Fund’s policy to that of other investment companies managed by GEAM (including the Small-Cap Equity Fund and Total Return Fund) and allow for ease of administration and interpretation.

The proposed fundamental investment policy on diversification for each Fund differs from the current policies in four respects: (1) it would not require securities of a foreign government and its agencies to always be treated as a single issuer for purposes of the restrictions; (2) it would carve out securities issued by investment companies (in addition to Government Securities) from the 5% of total assets limitation; (3) it would exclude securities issued by other investment companies (in addition to Government Securities) from the limitation on acquiring more than 10% of an issuer’s voting securities; and (4) it would eliminate the limitation on acquiring more than 10% of the outstanding securities of any class of issuer other than the issuer’s outstanding voting securities. The proposed changes generally preserve the application of the 5% single issuer limit noted above and the ability of each Fund to invest up to 25% of its total assets without regard to the 5% single issuer limit, but clarify and standardize some typical exceptions to the limits as described above.

The proposed changes would provide each Fund with the maximum flexibility allowed for a diversified mutual fund under the 1940 Act and thus would not affect each Fund’s status as a diversified mutual fund. Nevertheless, GEAM does not currently expect to use the increased flexibility under the proposed fundamental investment policy on diversification to increase the Funds’ holdings in any one issuer, although the diversification of the Funds’ portfolios and their exposures to single issuers or smaller numbers of issuers will fluctuate over time. The table below sets forth each Fund’s largest position as of [December 31, 2010]. The percentage holdings provided below are not “caps,” and the holdings shown below may have changed since December 31, 2010. The Funds may in the future have holdings greater than the percentages below.

[To be provided in the definitive Proxy Statement.]

Fund	Percentage of Maximum Holding		Issuer
U.S. Equity Fund	[	—]%	[	—]
S&P 500 Index Fund	[	—]%	[	—]
Premier Growth Equity Fund	[	—]%	[	—]
Core Value Equity Fund	[	—]%	[	—]
Mid-Cap Equity Fund	[	—]%	[	—]
International Equity Fund	[	—]%	[	—]
Income Fund	[	—]%	[	—]
Money Market Fund	[	—]%	[	—]

The adoption of the proposed fundamental investment policy on diversification for each Fund is not expected to increase the risk of an investment in such Fund. However, to the extent that any of the Funds takes a larger position in any one issuer, such Fund will be subject to greater market and credit risks associated with that issuer, and to the industry and sector risks associated with that issuer. As a result, the appreciation or depreciation of the stock of such issuer may result in greater fluctuation in the total market value of the portfolio of a Fund, and in turn, affect such Fund’s performance.

It is proposed that the current fundamental investment policies on diversification for each Fund be amended as follows:

Current Policies	Proposed Policy

For each Fund except the Core Value Equity Fund

Each Fund may not, as to 75% of its total assets, invest more than 5% of its total assets taken at market value at the time of each investment in the securities (other than United States government or government agency securities) of any one issuer (including repurchase agreements with any one bank). For purposes of this restriction, an issuer includes the government (including agencies and instrumentalities thereof) of any country other than the United States.

Each Fund other than Income Fund, U.S. Equity Fund and Premier Growth Equity Fund, may not purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer; or (ii) 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies, bank money market instruments or bank repurchase agreements. The Income Fund, U.S. Equity Fund and Premier Growth Equity Fund may not purchase more than 10% of the voting securities of any single issuer or more than 10% of the outstanding securities of any class of any single issuer, except that these restrictions do not apply to: (i) U.S. Government securities, or (ii) up to 25% of the total assets of these three Funds. For the purposes of these restrictions, a foreign government and its agencies and instrumentalities are treated as a single issuer.

Each Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

For the Core Value Equity Fund

The Fund may not purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Fund’s total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of each Fund may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

The Fund may not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund’s investments in Government Securities and (b) up to 25% of the value of the assets of a Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

The Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

Proposal 3F: Amendment of Each Fund’s (or the Adoption of, in the Case of the Real Estate Securities Fund) Fundamental Investment Policy on Concentration of Investments

The 1940 Act requires a mutual fund to have a policy regarding concentration of investments in securities of companies in a particular industry. The 1940 Act does not define what constitutes “concentration” in an industry. However, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government and its agencies or instrumentalities) constitutes concentration.

Each Fund, except the Small-Cap Equity Fund and Real Estate Securities Fund, is currently subject to a fundamental investment policy that prohibits such Fund from investing more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term “industry” includes (a) the government of any one country other than the United States, but not the U.S. government, and (b) all supranational organizations. Domestic banks and each foreign country’s banks are regarded as a separate industry. In addition, utilities are divided according to their services (e.g., gas, gas transmission, electric, and telephone each are considered a separate industry for purposes of this restriction) for each Fund other than the Core Value Equity Fund and Small-Cap Equity Fund. The Small-Cap Equity Fund is subject to a fundamental investment policy that prohibits it from investing more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term “industry” includes (a) the government of any one country other than the United States, but not the U.S. government, and (b) all supranational organizations.

It is proposed that the fundamental investment policy on concentration of investments for each Fund (other than the Real Estate Securities Fund) be revised to prohibit each Fund from making investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry. With respect to the Money Market Fund, securities issued by domestic banks are not considered to be part of any industry.

The revised fundamental investment policy on concentration of investments for each Fund (other than the Real Estate Securities Fund) does not define concentration. In particular, it does not include any specific limitation based on a percentage of the assets of each Fund or on the size of any investment in securities of issuers in the same industry for each Fund, nor does it define the scope of any particular industry. As a result, it would give each Fund more flexibility to respond to changing regulatory interpretations and financial markets, as permitted by the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof. The adoption of the proposed fundamental investment policy on concentration of investments for each Fund is not expected to increase the risk of an investment in such Fund, except to the extent that future interpretations of the term “concentration” could permit each Fund to invest a greater percentage of its assets in issuers in a particular industry. To the extent that a Fund takes a larger position in a particular industry, such Fund will be subject to greater industry and sector risks associated with that industry.

Although the Real Estate Securities Fund does not currently have a stated fundamental or non-fundamental investment policy on concentration, the policy and practice of the Real Estate Securities Fund have been to concentrate in the real estate industry. Furthermore, the Real Estate Securities Fund is subject to a non-fundamental investment policy that requires it to, under normal circumstances, invest at least 80% of its net assets plus borrowings for investment purposes in the type of investments implied by its name, real estate. Accordingly, it is proposed that the Real Estate Securities Fund adopt a fundamental investment policy that prohibits it from making investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry, except that it may invest in issuers that directly or indirectly engage in the real estate industry without limitation as to concentration. As with the other Funds, the proposed fundamental investment policy on concentration of investments for the Real Estate Securities Fund does not define concentration, which would give it more flexibility to respond to changing rules, regulations, or regulatory interpretations. The adoption of the proposed fundamental investment policy on concentration of investments is not expected to increase the risk of an investment in the Real Estate Securities Fund as the proposed fundamental investment policy is only intended to clarify and restate the Real Estate Securities Fund’s existing policy to concentrate in real estate as expressed in its title and as disclosed in its registration statement.

It is proposed that the current fundamental investment policy on concentration of investments for each Fund (other than the Real Estate Securities Fund) be amended, and a fundamental policy on concentration of investments for the Real Estate Securities Fund be adopted, as follows:

Current Policy	Proposed Policy

For each Fund except the Core Value Equity Fund, Small-Cap Equity Fund, and Real Estate Securities Fund

Each Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction. For purposes of this restriction, the term “industry” includes (a) the government (including agencies and instrumentalities thereof) of any country other than the United States, and (b) any supranational entity (including agencies and instrumentalities thereof). Domestic banks and each foreign country’s banks are regarded as a separate industry.

No Fund will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

For the Money Market Fund only: Securities issued by domestic banks or by structured investment vehicles are not considered to be part of any industry.

For the Core Value Equity Fund

The Fund may not invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term “industry” will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government and (b) all supranational organizations. Domestic banks and each foreign country’s banks are regarded as a separate industry.	The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

For the Small-Cap Equity Fund

The Fund may not invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government and (b) all supranational organizations.	The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry.

For the Real Estate Securities Fund

N/A.	The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry, except that the Fund may invest in the securities of issuers directly or indirectly engaged in the real estate industry and in real estate without limitation as to concentration.

Proposal 3G: Amendment of Each Fund’s Investment Policy on Investments in Commodities and Reclassification from a Non-Fundamental Investment Policy to Fundamental Investment Policy for Certain Funds

The 1940 Act requires a mutual fund to have an investment policy governing investments in commodities. Each Fund, except the Core Value Equity Fund and Small-Cap Equity Fund, is currently subject to a non-fundamental investment policy that prohibits each such Fund from purchasing or selling interests in commodities or commodity contracts, except investments in currency and in financial instruments and contracts that are commodities or commodity contracts. The Core Value Equity Fund is subject to a fundamental investment policy that prohibits it from it from investing in commodities, except that it may invest in futures contracts (including financial futures contracts, index futures contracts, or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures, and options contracts). In effect, the current investment policy on investments in commodities for each Fund (other than the Small-Cap Equity Fund) prohibits such Fund from purchasing physical commodities or contracts related to physical commodities. Physical commodities include bulk goods such as oil, grains, metals, and foodstuffs. The Small-Cap Equity Fund’s current fundamental investment policy prohibits it from purchasing or selling commodities or commodities contracts, except as otherwise permitted by applicable law.

It is proposed that the investment policy on investments in commodities for each Fund be revised to permit each Fund to invest in commodities and commodity contracts, subject to the limitations arising from such Fund’s other investment policies (e.g., the limitation on illiquid investments) and applicable law. In addition, it is proposed that this policy on investments in commodities be reclassified from a non-fundamental investment policy to a fundamental investment policy for each Fund (other than the Core Value Equity Fund and Small-Cap Equity Fund, whose investment policies on investing in commodities are already classified as fundamental). The proposed fundamental investment policy on investments in commodities would provide each Fund with the maximum flexibility consistent with the current legal requirements. For example, it would permit each Fund to directly invest in physical commodities, as well as to take long and short positions in (i.e., purchase and sell) commodity-based futures contracts or forward contracts on physical commodities. At the same time, the proposed fundamental investment policy on investments in commodities would not affect each Fund’s ability to invest in futures contracts or forward contracts on securities or securities indices (or option contracts on the same) or in other permitted leveraged investments.

None of the Funds has any current intention of investing directly in physical commodities or taking long or short positions in commodity-based futures contracts or forward contracts. Accordingly, the adoption of the proposed fundamental investment policy on investments in commodities by each Fund is not expected to increase materially the risk of an investment in such Fund or to affect its management at this time. To the extent a Fund invests directly in commodities, whether physical or financial, or commodity-related instruments, such Fund will be subject to the particular risks associated with such commodity and its related market. The market for commodities and commodity-related contracts can become illiquid and may be subject to illiquid investments risks. In addition, the value of such investments can be extremely volatile and may be affected either directly or indirectly by a wide range of factors. Furthermore, to the extent a Fund enters into forward contracts related to physical commodities, it would be subject to the risk that the counterparty may default or otherwise not perform its obligations under the contract, leading to increased costs to such Fund, delays on recovering amounts owed to such Fund, or even the total loss of such amounts. Prior to investing a material portion of its assets in commodities or commodity contracts by any Fund, such Fund’s prospectus would be amended to disclose these risks.

It is proposed that the current investment policy on investments in commodities for each Fund be amended, and be reclassified as a fundamental investment policy, as applicable, as follows:

Current Policy	Proposed Policy (Reclassified as a Fundamental Investment Policy)

For each Fund except the Core Value Fund and Small-Cap Equity Fund

Each Fund may not purchase or sell interests in commodities, or commodity contracts, except that certain Funds may invest in currency and financial instruments and contracts that are commodities or commodity contracts.	A Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Current Policy	Proposed Policy

For the Core Value Equity Fund

The Fund may not invest in commodities except that it may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts).	The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

For the Small-Cap Equity Fund

The Fund may not purchase or sell commodities or commodities contracts, except as otherwise permitted by applicable law.	The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Proposal 3H: Amendment of Each Fund’s Fundamental Investment Policy on Illiquid Investments and the Reclassification from a Fundamental Investment Policy to a Non- Fundamental Investment Policy (for purpose of this Proposal 3H only, a “Fund” or the “Funds” does not include, in addition to the Total Return Fund, the Core Value Equity Fund, Small-Cap Equity Fund, or Real Estate Securities Fund)

The 1940 Act generally requires that a mutual fund make payment for redeemed shares within seven days after the tender of the shares. Because mutual funds hold themselves out to investors as being prepared at all times to meet redemptions within this seven day period, it is essential that funds maintain investment portfolios that will enable them to fulfill this obligation. For this reason, and because the extent of redemption demands is not predictable, mutual funds must maintain sufficient liquidity within their portfolios to meet redemption requests.

Each Fund, other than the International Equity Fund, Mid-Cap Equity Fund, Income Fund, U.S. Equity Fund, and Premier Growth Equity Fund, is currently subject to a fundamental investment policy that prohibits each such Fund from purchasing securities that are subject to legal or contractual delays in, or restrictions on, resale. Each Fund is also prohibited by another fundamental investment policy to invest more than 10% of its net assets (15% for the International Equity Fund, Mid-Cap Equity Fund, Income Fund, U.S. Equity Fund, and Premier Growth Equity Fund) in repurchase agreements maturing in more than seven days and other illiquid investments. Current SEC staff positions, which may change in the future, limit a mutual fund’s holdings of illiquid investments to not more than 15% of net assets. Each of the Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, and Real Estate Securities Fund has only a non-fundamental investment policy on illiquid investments that generally reflects the proposed changes in this Proposal 3H and that can be modified by the Board without shareholder approval.

If this Proposal 3H is approved by the shareholders of a Fund, that Fund’s two current fundamental investment policies on illiquid investments would be replaced with a single, non-fundamental investment policy. The new policy will provide that a Fund may not acquire any security or other investment that is not readily marketable if more than 15% of its net assets, taken at market value, would be invested in such securities and other investments. As proposed, a security or investment would be considered to be not readily marketable if it cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which it was valued by the Fund. In the event a Fund’s illiquid holdings exceeded 15% of its net assets, GEAM or a sub-adviser to the Fund, if applicable, would not acquire any additional illiquid investments. However, in such event, GEAM and the sub-advisers would also not be required to dispose of portfolio holdings to bring the Fund’s exposure to illiquid investments below 15% of net assets.

Approval of this Proposal 3H will give the Funds increased latitude to purchase illiquid investments. First, it would result in a new policy that expands the amount of illiquid investments that the Fund could make from approximately 10% of net assets to approximately 15% of net assets for certain Funds. Second, it would permit certain Funds that are not otherwise permitted to purchase securities subject to legal or contractual delays in or restrictions on resale (“restricted securities”). The new policy would not impose any limits on a Fund’s investment in restricted securities that are liquid and would permit the Fund to invest in illiquid restricted securities within the 15% limitation. In addition, approval of this Proposal 3H would allow the

Board to take appropriate and timely action to adopt or amend a non-fundamental investment policy without the expense and delay associated with a shareholder meeting. Finally, the proposed changes would also align the Funds’ investment policies on illiquid investments with those of other mutual funds managed by GEAM. To the extent that the Fund purchases any illiquid investments, it is subject to the risk that because of the absence of a trading market, the investment may be difficult to value, or the investment may be difficult to dispose of promptly at an acceptable price.

It is proposed that the current fundamental investment policies on illiquid investments for each Fund be amended and reclassified as a non-fundamental investment policy as follows:

Current Policies	Proposed Policy (Reclassified as a Non- Fundamental Investment Policy)

For each Fund

Each Fund may not purchase securities which are subject to legal or contractual delays in or restrictions on resale. This restriction does not apply to the International Equity Fund, Mid-Cap Equity Fund, Income Fund, U.S. Equity Fund or Premier Growth Equity Fund.

Each Fund may not invest more than 10% of its net assets (15% of total assets for the International Equity Fund, Mid-Cap Equity Fund, Income Fund, U.S. Equity Fund and Premier Growth Equity Fund) in repurchase agreements maturing in more than seven days and other illiquid investments.

A Fund may not acquire any security or other investment that is not readily marketable if more than 15% of its net assets, taken at market value, would be invested in such securities and other investments. For purposes of this restriction, an investment is considered to be not readily marketable if it cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment.

Proposal 3I: Elimination of Each Fund’s Fundamental Investment Policy on Mortgaging, Pledging, and Hypothecating Investments (for purpose of this Proposal 3H only, a “Fund” or the “Funds” does not include, in addition to the Total Return Fund, the Core Value Equity Fund, Small-Cap Equity Fund, or Real Estate Securities Fund)

Although the 1940 Act does not require that mutual funds have a policy on mortgaging, pledging and hypothecating assets, state law requirements to which mutual funds used to be subject but that are no longer applicable provided limitations on such activities. To meet such state law requirements, each Fund had adopted a fundamental investment policy that prohibits a Fund from mortgaging, pledging, hypothecating, or in any manner transferring, as security for indebtedness, any securities owned or held by the Fund except (1) as may be necessary in connection with borrowings, and then if such mortgaging, pledging, or hypothecating does not exceed 10% of the Fund’s total assets, taken at market value at the time thereof, or (2) in connection with investments of the Fund in options and futures contracts. Each of the Core Value Equity Fund, Small-Equity Fund, Total Return Fund, and Real Estate Securities Fund

either did not adopt a fundamental investment policy on mortgaging, pledging, and hypothecating investments or had eliminated such a policy if one was adopted.

Because the fundamental investment policy on mortgaging, pledging and hypothecating investments was based on state law requirements that are no longer applicable, it is proposed that this current fundamental investment policy for each Fund be eliminated. Eliminating this policy would provide each Fund with the maximum flexibility permitted by law, consistent with its policies on borrowing, to enter into collateral arrangements in connection with its permitted borrowing. Other than providing collateral in connection with investments permitted under a Fund’s policy on borrowing, each Fund has no current intention of mortgaging, pledging or hypothecating its assets. However, the elimination of this fundamental investment policy and associated restrictions could subject investors to increased risks associated with permitted borrowing (discussed under Proposal 3D above), as well certain other risks (e.g., a Fund could incur costs or encounter delays in recovering the assets pledged, or in the event of the insolvency of the pledgee, a Fund might not be able to recover some or all of the pledged assets).

It is proposed that the current fundamental investment policy on mortgaging, pledging, and hypothecating investments for each Fund be eliminated as follows:

Current Policy	Proposed Policy

For each Fund

Each Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in options and futures contracts.	N/A.

Interests of Directors, Officers, or Nominees in Proposal 3

None of the Directors, officers, or Nominees has any interest in Proposal 3.

Required Vote

The approval of Proposals 3A through 3I for a Fund (as applicable) requires the affirmative vote of a “majority of the outstanding voting securities” of that Fund, which means the affirmative vote of the lesser of: (1) more than 50% of the Outstanding Shares of that Fund, or (2) 67% or more of the shares of that Fund present at the Meeting (in person or represented by proxy), if the holders of more than 50% of the Outstanding Shares of that Fund are present at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” THE APPROVAL OF EACH OF PROPOSALS 3A THROUGH 3I, AS APPLICABLE.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Investment Adviser and Administrator

GEAM

GEAM serves as the Company’s investment adviser and administrator. GEAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is located at 3001 Summer Street, Stamford, Connecticut 06905. GEAM, which was formed under the laws of the State of Delaware in 1988, is a wholly owned subsidiary of GE. GE is a diversified technology, media, and financial services company with products and services ranging from aircraft engines, power generation, water processing, and security technology to medical imaging, business and consumer financing, media content, and advanced materials. GE serves customers in more than 100 countries and employs more than 300,000 people worldwide. GEAM currently provides advisory services with respect to a number of other mutual funds and private institutional accounts. The professionals responsible for the investment operations of GEAM provide investment advisory services with respect to GE’s pension and benefit plans and a number of funds offered exclusively to GE employees, retirees, and certain related persons. These funds include the Elfun Family of Funds (the first of which, Elfun Trusts, was established in 1935) and the funds offered as part of GE’s 401(k) program (also known as the GE Savings and Security Program), which are referred to as the GE S&S Program Mutual Fund and the GE S&S Income Fund. The investment professionals at GEAM and its predecessors have managed GE’s pension assets since 1928. As of December 31, 2010, GEAM had approximately $[—] billion of assets under management, of which approximately $[—] billion was invested in mutual funds.

Additional information about the principal executive officers and directors of GEAM is provided in Exhibit C.

Affiliated Service Provider

GENPACT Limited (“GENPACT”) (formerly GE Capital International Services), Canon’s Court, 22 Victoria Street, Hamilton HM, Bermuda, provides the Funds with various administration and tax reporting services. Such services include, but are not limited to, the preparation of financial statements, Forms N-CSR, N-SAR, N-Q, and 24F-2, as well as certain tax reporting and accounting oversight. GENPACT is an affiliate of GEAM.

Principal Underwriter

The current principal underwriter of the Funds’ shares is GE Investment Distributors, Inc., 3001 Summer Street, Stamford, Connecticut 06905. GEID is a wholly owned subsidiary of GEAM. GEID does not execute or receive commissions for any portfolio transactions by the Funds.

Therefore, the Funds have paid no brokerage commissions on portfolio transactions to GEID or any other affiliated broker-dealer during its most recently ended fiscal period.

Shareholder Proposals

As a general matter, the Company does not hold annual or regular meetings of shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of the Company, 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900. They must be received by the Company within a reasonable period of time prior to any such shareholder meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION FORM IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

JoonWon Choe, Secretary

February [—], 2011

EXHIBIT A

SHARES OUTSTANDING AS OF THE RECORD DATE

As of the Record Date, there were issued and outstanding shares of beneficial interest of the Funds as set forth below:

[To be provided in the definitive Proxy Statement.]

Fund	Share Class	Number of Shares Outstanding
U.S. Equity Fund	Class 1 Class 4	[—] [—]
S&P 500 Index Fund	Class 1	[—]
Premier Growth Equity Fund	Class 1 Class 4	[—] [—]
Core Value Equity Fund	Class 1 Class 4	[—] [—]
Mid-Cap Equity Fund	Class 1 Class 4	[—] [—]
Small-Cap Equity Fund	Class 1 Class 4	[—] [—]
International Equity Fund	Class 1 Class 4	[—] [—]
Income Fund	Class 1 Class 4	[—] [—]
Total Return Fund	Class 1 Class 2 Class 3	[—] [—] [—]
Money Market Fund	Class 1	[—]
Real Estate Securities Fund	Class 1 Class 4	[—] [—]

A-1

EXHIBIT B

INFORMATION ABOUT THE COMPANY’S OFFICERS

The business address for each officer of the Funds is c/o GE Asset Management Incorporated, 3001 Summer Street, Stamford, Connecticut 06905.

Name, Address, and Age	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex[1] Overseen by Director	Other Directorships/Trusteeship Held by Director

Michael J. Cosgrove (Age 61)	Chairman of the Board and President	Until successor is elected and qualified; 13 years	President and Chief Executive Officer – Mutual Funds & Intermediary Business at GEAM since March 2007; Vice President of GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; President of GE Institutional Funds and GE Investments Funds, Inc. since 1997; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; President of GE Funds from 1993 to February 2011; Executive Vice President of GEAM from February 1997 to March 2007.	[31]	Chairman of the Board of Trustees of GE Institutional Funds since 1997; Trustee of Elfun Funds, GE Savings & Security Funds, General Relief and Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2002; Trustee of GE Volunteers since 1993; Director of GE Asset Management (Ireland), Limited since February 1999, GE Asset Management Funds plc. since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998, and GEAM since 1988; Chairman of the Board of Trustees of GE Funds from 1993 to February 2011.

Matthew J. Simpson (Age 49)	Director and Executive Vice President	Until successor is elected and qualified; 3 years	Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007, Vice President from September 2003 to July 2007, and Executive Vice President since July 2007; Secretary of GE Funds from 1993 to July 2007, Vice President from September 2003 to July 2007, and Executive Vice President from July 2007 to February 2011; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July	[31]	Trustee of GE Institutional Funds since July 2007; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Trustee of GE Funds from July 2007 to February 2011.

B-1

2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997.

Eunice Tsang (Age 50)	Treasurer	Until successor is elected and qualified; 1 year	Treasurer of GE Institutional Funds, GE Investments Funds, Inc., Elfun Funds and GE Savings and Security Funds since January 2010; Operational Controllership and Technical Accounting Manager at GEAM since December 2007; Treasurer of GE Funds from January 2010 to February 2011; Financial Planning & Analysis Manager – Performance Leader at GEAM from June 2005 to December 2007; Quality Black Belt at GEAM from 2001 to June 2005; Financial Planning & Analysis Manager at GEAM from 2000 to 2001; and Mutual Fund Assistant Controller at GEAM from October 1997 to 2000.	N/A	N/A

Joon Won Choe (Age 41)	Vice President & Secretary	Until successor is elected and qualified; less than 1 year	Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel of GEAM since June 2010; Vice President and Secretary of GE Funds from September 2010 to February 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010.	N/A	N/A

Robert Herlihy (Age 43)	Chief Compliance Officer	Until successor is elected and qualified; 5 years	Chief Compliance Officer of GEAM, GE Institutional Funds, GE Investments Funds, Inc., Elfun Funds, and GE Savings and Security Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; Manager of Fund Administration at GEAM from 2002 – 2005.	N/A	N/A

[1]	For purposes of this chart, “Fund Complex” consists of all of the registered investment companies advised by GEAM and its affiliates, as of February [—], 2011.

B-2

EXHIBIT C

ADDITIONAL INFORMATION ABOUT GEAM

DIRECTORS AND OFFICERS OF GEAM

The business address for each director and officer of GEAM is c/o GE Asset Management Incorporated, 3001 Summer Street, Stamford, Connecticut 06905.

Name	Position(s) with GEAM
James W. Ireland, III	President, CEO & Director
Cheryl H. Beacock	Senior Vice President – Human Resources
Paul M. Colonna	President & Chief Investment Officer – Fixed Income Investments
Michael J. Cosgrove	President & CEO – Mutual Funds & Intermediary Business
Ralph R. Layman	President & Chief Investment Officer – Public Equity Investments
Maureen B. Mitchell	President – Institutional Sales and Marketing
Steve Rullo	Chief Information Officer
Matthew J. Simpson	Executive Vice President, General Counsel and Secretary
Donald W. Torey	President & Chief Investment Officer – Alternative Investments
John J. Walker	Executive Vice President, Chief Operating Officer
David W. Wiederecht	President & Chief Investment Officer – Investment Strategies
Tracie Winbigler	Executive Vice President, Chief Financial Officer

C-1

EXHIBIT D

Information Relating to the Audit Committee of the Board

Audit Committee Report

The Audit Committee and Board have selected KPMG LLP (“KPMG”) to continue to provide audit, accounting and related services to the Funds for the fiscal year beginning January 1, 2011. KPMG’s business address is 99 High Street, Boston, Massachusetts 02110.

Representatives of KPMG are not expected to be at the Meeting to answer questions relating to the services provided to the Funds. However, a representative could be contacted during the Meeting if any matter were to arise requiring assistance.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee of the Board is responsible, among other things, for the appointment, compensation and oversight of the work of the Funds’ independent registered public accounting firm (the “Auditor”). As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and Covered Affiliates (as defined in the below) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that set forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.

a.	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the Independent Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including:

i.

an evaluation of whether the Auditor provides any consulting services to the Funds’ investment adviser and the extent to which the Auditor provides non-audit services to the Funds’ investment adviser and certain other affiliated service providers (“Covered Affiliate”)[1], which services are not subject to the pre-approval requirements set forth in Section 2 below;

ii.	an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the

[1]

A Covered Affiliate includes (1) the Funds’ investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser); (2) the Funds’ principal underwriter; and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides “ongoing” services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X.

Independence Standards Board (“ISB”), because, in the Auditor’s professional judgment, such relationships may reasonably be thought to bear on the Auditor’s independence with respect to the Fund; and

iii.	monitoring the Auditor’s compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Funds’ audits and any partner responsible for the reviewing the Funds’ audits.

The Audit Committee shall review the Auditor’s specific representations as to its independence.

b.	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and any Covered Affiliates in accordance with the pre-approval requirements set forth in Section 2 below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.

2.	Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the 1940 Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

3.

Prohibited Activities of the Auditor. The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor. The Auditor will be responsible for informing the Audit

Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

Audit and Related Fees

The fees paid to KPMG for services provided to the Funds for the most recent two fiscal years are indicated in the table under “Fees Paid to Independent Accountants” in Proposal 1 of the Proxy Statement. In addition:

Percentage of Audit Related Fees, Tax Fees and All Other Fees Approved by Audit Committee Pursuant to the Pre-Approval Policies and Procedures. [$0] was charged during the fiscal years 2009 and 2010 for audit related, tax, or other services as indicated in the table under “Fees Paid to Independent Accountants” above.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Funds and any Service Affiliate2 were [$0] in the fiscal years 2009 and 2010.

Auditor Independence. There was [$0] in non-audit services rendered to Service Affiliates in the fiscal years 2009 and 2010 that were not pre-approved. The Audit Committee believes that the rendering of these services was compatible with maintaining the Auditor’s independence.

[2]

A “Service Affiliate” includes: (1) the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and (2) any entity controlling, controlled by, or under comment control with the investment adviser that provides ongoing services to the Registrant.

SAMPLE FOR

GE INVESTMENTS FUNDS, INC. - CORE VALUE EQUITY FUND

[PROXY TABULATOR	VOTE BY INTERNET:
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TO PROVIDE YOUR VOTING INSTRUCTIONS, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:             [CODE]

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THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED.

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the GE Investments Funds, Inc. - Core Value Equity Fund (the “Fund”) will be held on March [—], 2011 at the Stamford Conference Center and Hotel, 2701 Summer Street, Stamford, Connecticut 06905, at [__:__] [_.m.], Eastern time, or any adjournment(s) or postponement(s) thereof.

The Meeting will be held for the following purposes:

To vote all proposals in accordance with management recommendations, please check the box to the right.		☐

To vote each proposal separately, please use these boxes.
							FOR	AGAINST	ABSTAIN
1.	To elect two (2) Directors to the Board of Directors 01 – Mr. R. Sheldon Johnson 02 – Mr. Matthew J. Simpson	FOR ☐ ☐	WITHHOLD ☐ ☐		3D.

Amendment of the Fund’s fundamental investment policies on borrowing to allow the Fund to borrow money from specific entities, through the use of specific investment instruments and subject to certain limitations on the amount of any borrowing.

							☐	☐	☐
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
2.

To approve the implementation of a “manager of managers” structure whereby GE Asset Management Incorporated would be given increased flexibility to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without shareholder approval.

		☐	☐	☐	3E.

Amendment of the Fund’s fundamental investment policies on diversification to allow the Fund to invest a majority of its assets in cash and cash items, government securities, securities of other investment companies and other securities subject to certain limitations.

							☐	☐	☐
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
3A.

Amendment of the Fund’s fundamental investment policies on senior securities to allow each Fund to issue senior securities to the extent allowed by the Fund’s fundamental investment policy on borrowing or by applicable law.

		☐	☐	☐	3F.

Amendment of the Fund’s fundamental investment policy on concentration of investments to prevent the Fund from making investments that would result in the concentration of the Fund’s assets in securities of issuers in any one industry.

							☐	☐	☐
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
3B.

Amendment of the Fund’s fundamental investment policy on real estate investments to allow the Fund to purchase or sell real estate (or direct or indirect interests in real estate), subject to the Fund’s other investment policies and applicable law.

		☐	☐	☐	3G.

Amendment of the Fund’s fundamental investment policy on investments in commodities to allow the Fund to invest in commodities to the extent allowed by the Fund’s other investment policies and applicable law.

							☐	☐	☐
		FOR	AGAINST	ABSTAIN
3C.	Amendment of the Fund’s fundamental investment policy on making loans to allow the Fund to lend its assets or money to other persons under certain limited circumstances.	☐	☐	☐	3H. 3I.	Not applicable. Not applicable.

PLEASE SIGN AND DATE ON REVERSE SIDE.

WE NEED YOUR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP AVOID THE EXPENSE OF FURTHER SOLICITATION.

SAMPLE FOR

GE INVESTMENTS FUNDS, INC. - CORE VALUE EQUITY FUND

THIS VOTING INSTRUCTION FORM MUST BE SIGNED AND DATED BELOW FOR

YOUR INSTRUCTIONS TO BE COUNTED. IF THIS VOTING INSTRUCTION FORM IS

PROPERLY EXECUTED, IT WILL BE VOTED IN THE MANNER INDICATED,

OR IF NO INSTRUCTION HAS BEEN INDICATED, IT WILL BE VOTED “FOR” EACH PROPOSAL.

PLEASE COMPLETE AND RETURN THIS VOTING INSTRUCTION FORM PROMPTLY. VOTING

INSTRUCTION FORMS MUST BE RECEIVED BY MARCH [—], 2011 TO BE COUNTED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at [www.proxyonline.com/docs/GEFunds.pdf].

[Control Number]

VOTING INSTRUCTION FORM

This Voting Instruction Form is being solicited by your insurance company (the “Insurance Company”) on behalf of the Board of Directors of the GE Investments Funds, Inc. (the “Company”) for a special meeting of shareholders of the Core Value Equity Fund, a series of the Company (“the Fund”), to be held on March [•], 2011 (the “Meeting”).

The undersigned hereby instructs the Insurance Company to vote the shares of the Fund to which the undersigned is entitle to give instructions at the Meeting as indicated on the reverse side on the specific proposals that will be considered at the Meeting, or any adjournment(s) or postponement(s) thereof, as described in the Proxy Statement. The shares represented herein will be voted as instructed on the reverse side of this Voting Instruction Form.

Unless indicated to the contrary, this Voting Instruction Form shall be deemed to grant authority to vote “FOR” the proposals.

Voting Instruction Form must be signed and dated below to be valid.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners) [PLEASE SIGN WITHIN BOX]	Date